UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

 (Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Reports to Stockholders.

(a)

www.manning-napier.com

Manning & Napier Fund, Inc.

Core Bond Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of US dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, experienced double-digit losses for the year, experiencing the worst calendar year on record going back to the late 1970s. Losses were primarily attributable to the sharp rise in interest rates that occurred as the Federal Reserve raised the federal funds rate seven times throughout the year for a total increase of 4.25% in an effort to bring down high levels of inflation.

The Core Bond Series Class S experienced negative returns for the year and performed roughly in line with the benchmark, returning -13.21% vs. -13.01% for its benchmark (i.e., the Bloomberg US Aggregate Bond Index).

The Series benefitted from a shorter duration relative to the benchmark during the first half of the year as interest rates notably increased over the period. In contrast, selection within corporate bonds detracted from relative returns.

In terms of positioning, asset-backed securities continue to be our largest overweight position as we view the sector as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk (e.g., student loans, prime autos, etc.). Alternatively, mortgages and corporate bonds are the largest underweights. Within sectors, we continue to de-risk, particularly within corporate bonds where we have been upgrading the quality of the portfolio as opportunities present themselves.

With respect to duration, we maintain a modest overweight relative to the benchmark. Should interest rates increase to more attractive levels and/or our economic outlook worsen, we’d look to incrementally add exposure to lock in higher yields for clients.

Data suggests that we are still in the early stages of a global slowdown and odds of a recession continue to increase. That stated, it is unclear how deep or how drawn out of a recession it may be. We believe flexibility and risk management will be key to navigating this uncertain environment and helping investors achieve their objectives.

Performance for the Core Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Core Bond Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Core Bond Series - Class S2	(13.21%)	(0.13%)	0.80%
Core Bond Series - Class I2,3	(13.01%)	0.09%	0.97%
Core Bond Series - Class W2,4	(12.76%)	0.33%	1.03%
Core Bond Series - Class Z2,4	(12.86%)	0.16%	0.94%
Bloomberg U.S. Aggregate Bond Index[5]	(13.01%)	0.02%	1.06%

The following graph compares the value of a $10,000 investment in the Core Bond Series - Class S for the ten years ended December 31, 2022 to the Bloomberg U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this net expense ratio was 0.70% for Class S, 0.45% for Class I, 0.05% for Class W and 0.30% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.70% for Class S, 0.49% for Class I, 0.37% for Class W and 0.37% for Class Z for the year ended December 31, 2022.

3For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$968.10	$3.42	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class I
Actual	$1,000.00	$969.60	$2.23	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
Class W
Actual	$1,000.00	$970.20	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Class Z
Actual	$1,000.00	$969.40	$1.49	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

5

Core Bond Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 20.3%

Non-Convertible Corporate Bonds - 20.3%
Communication Services - 3.5%
Entertainment - 1.3%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029[2]	4,560,000	$3,959,181

Interactive Media & Services - 2.2%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	7,120,000	6,584,989

Total Communication Services		10,544,170

Consumer Discretionary - 2.9%
Hotels, Restaurants & Leisure - 0.5%
Expedia Group, Inc., 3.25%, 2/15/2030	1,850,000	1,574,746

Internet & Direct Marketing Retail - 2.4%
Alibaba Group Holding Ltd.,
(China), 2.125%, 2/9/2031	1,310,000	1,044,352
(China), 4.00%, 12/6/2037	3,440,000	2,895,710
Amazon.com, Inc., 3.30%, 4/13/2027	3,520,000	3,346,264
		7,286,326
Total Consumer Discretionary		8,861,072

Consumer Staples - 1.0%
Beverages - 1.0%
PepsiCo, Inc., 3.90%, 7/18/2032	3,110,000	2,950,603

Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,696,000	1,766,114
Energy Transfer LP, 6.50%, 2/1/2042	3,590,000	3,558,432

Total Energy		5,324,546

Financials - 3.2%
Banks - 2.7%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	2,790,000	2,240,321
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	2,670,000	2,320,540
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	4,000,000	3,752,357

		8,313,218
Capital Markets - 0.5%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	374,000	328,326
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,339,000	1,165,848

		1,494,174
Total Financials		9,807,392
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 3.0%
Airlines - 0.9%
Southwest Airlines Co., 5.125%, 6/15/2027	2,970,000	$2,940,825

Road & Rail - 0.5%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	1,570,000	1,480,869

Trading Companies & Distributors - 1.6%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,970,000	1,655,888
Air Lease Corp., 3.625%, 4/1/2027	1,700,000	1,553,793
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,800,000	1,638,515

		4,848,196
Total Industrials		9,269,890

Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
QUALCOMM, Inc., 5.40%, 5/20/2033	2,920,000	3,055,289

Materials - 0.5%
Metals & Mining - 0.5%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/20272	1,810,000	1,548,880

Real Estate - 2.3%
Equity Real Estate Investment Trusts (REITS) - 2.3%
SBA Tower Trust, 6.599%, 1/15/2028[2]	2,325,000	2,332,378
Simon Property Group LP, 2.65%, 2/1/2032	5,680,000	4,582,896

Total Real Estate		6,915,274

Utilities - 1.1%
Independent Power and Renewable Electricity Producers - 1.1%
Vistra Operations Co. LLC,
4.875%, 5/13/2024[2]	2,630,000	2,574,446
3.55%, 7/15/2024[2]	810,000	777,676

Total Utilities		3,352,122

TOTAL CORPORATE BONDS
(Identified Cost $69,541,393)		61,629,238

ASSET-BACKED SECURITIES - 11.7%

Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[2]	1,979,624	1,738,216
CF Hippolyta Issuer LLC, Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	1,181,557	976,074
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	1,498,698	1,309,008
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	1,675,028	1,397,982

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	2,845,083	$2,421,802
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	454,798	414,465
CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/2053[2]	825,641	720,980
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/2029[2]	383,656	381,959
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	3,667,495	3,590,107
DataBank Issuer, Series 2021-1A, Class A2, 2.06%, 2/27/2051[2]	2,400,000	2,078,981
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/2045[2]	1,098,198	928,048
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,825,000	2,465,899
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,504,845	1,239,599
Libra Solutions LLC, Series 2022-2A, Class A, 6.85%, 10/15/2034[2]	1,395,634	1,388,221
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A, 2.64%, 5/15/2068[2]	444,167	419,295
Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	348,909	346,148
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	824,099	814,990
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,650,000	2,416,086
PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $2,710,987)[4]	2,710,987	2,550,171
Series 2022-1, Class A1, 6.50%, 10/15/2034 (Acquired 10/14/2022, cost $1,065,611)[4]	1,066,464	1,064,565
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	827,924	796,682
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	566,034	523,609
Series 2020-C, Class AFX, 1.95%, 2/15/2046[2]	424,253	384,071
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50%, 10/25/2056[2,5]	55,931	54,992
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,5]	43,811	43,074
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 5.389%, 10/25/2048[2,6]	106,409	105,552
Tricon American Homes, Series 2020- SFR1, Class B, 2.049%, 7/17/2038[2]	1,300,000	1,142,469
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/2046[2]	2,383,500	$1,990,393
Vertical Bridge Holdings LLC, Series 2020-2A, Class A, 2.636%, 9/15/2050[2]	2,250,000	2,008,096

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $39,732,541)		35,711,534

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.1%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,5]	1,299,535	1,135,317
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,5]	20,524	19,625
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,5]	878,459	704,084
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1, 3.50%, 8/25/2043[2,5]	184,582	166,793
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,5]	192,424	170,116
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,5]	56,195	49,092
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,5]	33,020	28,070
Fannie Mae REMICS, Series 2018-13, Class PA, 3.00%, 3/25/2048	1,745,169	1,529,400
Series 2018-31, Class KP, 3.50%, 7/25/2047	19,464	18,824
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,248,292	1,046,590
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,050,000	980,773
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO), 0.137%, 4/25/2023[5]	9,157,761	2,224
Series K032, Class X1 (IO), 0.062%, 5/25/2023[5]	6,888,837	1,512
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,442,488	1,246,558
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	73,631	68,726
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,5]	553,783	456,228
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 4.778%, 12/25/2051[2,6]	1,678,764	1,527,182
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,5]	1,291,414	1,111,798

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Corp. Trust, (continued)
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,5]	1,286,076	$1,107,195
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,5]	1,516,800	1,222,591
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,5]	44,939	41,984
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,5]	19,814	18,005
New Residential Mortgage Loan Trust, Series 2014-1A, Class A, 3.75%, 1/25/2054[2,5]	109,344	102,736
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,5]	52,103	48,009
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,5]	99,009	92,089
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,5]	91,861	83,969
OBX Trust, Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,5]	1,392,411	1,163,785
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,5]	172,546	155,654
Provident Funding Mortgage Trust,
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,5]	1,656,178	1,398,152
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,5]	2,573,868	2,058,332
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,5]	1,654,919	1,324,006
Sequoia Mortgage Trust,
Series 2013-4, Class A1, 2.325%, 4/25/2043[5]	1,542,401	1,272,944
Series 2013-6, Class A2, 3.00%, 5/25/2043[5]	449,389	395,459
Series 2013-7, Class A2, 3.00%, 6/25/2043[5]	33,681	29,534
Series 2013-8, Class A1, 3.00%, 6/25/2043[5]	86,561	76,546
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,5]	510,252	466,771
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,5]	14,376	13,099
Series 2015-2, Class A11, 3.50%, 2/20/2045[2,5]	449,437	405,108

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $25,209,923)		21,738,880

MUNICIPAL BONDS - 1.5%

Clark County, Public Impt., Series A, G.O. Bond, 1.15%, 11/1/2026	3,410,000	2,957,119
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038	95,000	$68,409
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024	910,000	872,535
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028	600,000	505,319

TOTAL MUNICIPAL BONDS
(Identified Cost $5,027,305)		4,403,382

U.S. TREASURY SECURITIES - 42.5%

U.S. Treasury Bonds - 12.5%
U.S. Treasury Bond
2.375%, 2/15/2042	24,765,000	19,057,442
3.00%, 5/15/2047	22,867,000	18,825,972

Total U.S. Treasury Bonds
(Identified Cost $41,850,139)		37,883,414
U.S. Treasury Notes - 30.0%
U.S. Treasury Note
2.25%, 11/15/2025	16,955,000	16,058,239
2.00%, 11/15/2026	18,978,000	17,559,098
2.25%, 11/15/2027	25,555,000	23,580,477
3.125%, 11/15/2028	18,250,000	17,435,879
1.75%, 11/15/2029	12,085,000	10,564,934
1.375%, 11/15/2031	7,430,000	6,070,542

Total U.S. Treasury Notes
(Identified Cost $93,682,547)		91,269,169
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $135,532,686)		129,152,583

U.S. GOVERNMENT AGENCIES - 15.3%

Mortgage-Backed Securities - 15.3%
Fannie Mae
Pool #AD0462, UMBS, 5.50%, 10/1/2024	706	703
Pool #MA3463, UMBS, 4.00%, 9/1/2033	103,235	101,433
Pool #MA1834, UMBS, 4.50%, 2/1/2034	30,764	30,380
Pool #FM1158, UMBS, 3.50%, 6/1/2034	366,150	353,067
Pool #MA2587, UMBS, 3.50%, 4/1/2036	196,313	186,541
Pool #MA3215, UMBS, 3.50%, 12/1/2037	632,741	601,366
Pool #FM2568, UMBS, 3.00%, 5/1/2038	420,413	388,749
Pool #995876, UMBS, 6.00%, 11/1/2038	59,868	62,762
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,776,820	2,417,883

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AI5172, UMBS, 4.00%, 8/1/2041	40,613	$39,170
Pool #AH3858, UMBS, 4.50%, 8/1/2041	205,607	203,718
Pool #MA4633, UMBS, 3.50%, 6/1/2042	2,106,421	1,946,901
Pool #MA4687, UMBS, 4.00%, 6/1/2042	3,034,581	2,884,347
Pool #AL7729, UMBS, 4.00%, 6/1/2043	48,874	47,137
Pool #AX1685, UMBS, 3.50%, 11/1/2044	450,460	422,598
Pool #AS4103, UMBS, 4.50%, 12/1/2044	139,228	137,693
Pool #AY8604, UMBS, 3.50%, 4/1/2045	68,953	63,930
Pool #BC6764, UMBS, 3.50%, 4/1/2046	28,389	26,281
Pool #BC8677, UMBS, 4.00%, 5/1/2046	24,480	23,389
Pool #BD1191, UMBS, 3.50%, 1/1/2047	190,505	176,362
Pool #BE7845, UMBS, 4.50%, 2/1/2047	34,739	34,164
Pool #MA3007, UMBS, 3.00%, 4/1/2047	714,029	641,564
Pool #FM2232, UMBS, 4.00%, 6/1/2048	104,260	99,546
Pool #AL8674, 5.654%, 1/1/2049	265,382	274,017
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,793,183	2,585,439
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,748,652	2,443,784
Pool #FS2998, UMBS, 3.50%, 4/1/2052	4,803,536	4,418,172
Pool #MA4600, UMBS, 3.50%, 5/1/2052	3,078,864	2,797,908
Pool #MA4644, UMBS, 4.00%, 5/1/2052	3,023,476	2,836,239
Pool #MA4733, UMBS, 4.50%, 9/1/2052	2,591,723	2,497,274
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA4807, UMBS, 5.50%, 11/1/2052	4,972,962	$4,988,066
Freddie Mac
Pool #G12988, 6.00%, 1/1/2023	1	1
Pool #G13078, 6.00%, 3/1/2023	4	4
Pool #D98711, 4.50%, 7/1/2031	49,096	48,578
Pool #C91746, 4.50%, 12/1/2033	36,768	36,390
Pool #C91771, 4.50%, 6/1/2034	49,105	48,536
Pool #C91780, 4.50%, 7/1/2034	56,870	56,303
Pool #QN0349, UMBS, 3.00%, 8/1/2034	387,361	365,393
Pool #C91832, 3.50%, 6/1/2035	223,753	212,774
Pool #G08268, 5.00%, 5/1/2038	285,661	289,221
Pool #G05900, 6.00%, 3/1/2040	19,649	20,622
Pool #A92889, 4.50%, 7/1/2040	108,478	107,620
Pool #A93451, 4.50%, 8/1/2040	318,338	315,821
Pool #G60513, 5.00%, 7/1/2041	286,837	290,144
Pool #G60071, 4.50%, 7/1/2042	112,082	111,195
Pool #RB5188, UMBS, 4.00%, 10/1/2042	3,620,582	3,442,173
Pool #Q17513, 3.50%, 4/1/2043	63,706	59,694
Pool #Q37857, 4.00%, 12/1/2045	239,391	230,424
Pool #G60855, 4.50%, 12/1/2045	101,940	100,916
Pool #Q38388, 4.00%, 1/1/2046	226,447	218,676
Pool #Q47544, 4.00%, 3/1/2047	255,299	246,265
Pool #Q47130, 4.50%, 4/1/2047	25,475	25,004
Pool #G08786, 4.50%, 10/1/2047	74,830	73,447
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,935,450	2,609,471
Pool #SD1129, UMBS, 4.00%, 8/1/2051	2,545,203	2,422,799
Pool #SD8230, UMBS, 4.50%, 6/1/2052	1,658,465	1,598,051

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $48,633,041)		46,660,105

SHORT-TERM INVESTMENT - 1.1%

Dreyfus Government Cash Management, Institutional Shares, 4.19%[7]
(Identified Cost $3,285,560)	3,285,560	3,285,560

TOTAL INVESTMENTS - 99.5%
(Identified Cost $326,962,449)		302,581,282
OTHER ASSETS, LESS LIABILITIES - 0.5%		1,640,151
NET ASSETS - 100%		$304,221,433

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2022

No. - Number

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2022 was $68,729,274, which represented 22.6% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2022.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2022 was $3,614,736, or 1.2% of the Series’ Net Assets.

5Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2022.

6Floating rate security. Rate shown is the rate in effect as of December 31, 2022.

7Rate shown is the current yield as of December 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Statement of Assets and Liabilities

December 31, 2022

ASSETS:

Investments, at value (identified cost $326,962,449) (Note 2)	$302,581,282
Cash	3,809
Receivable from Advisor (Note 3)	13,808
Interest receivable	1,525,851
Receivable for fund shares sold	331,512
Dividends receivable	7,374
Prepaid expenses	13,676

TOTAL ASSETS	304,477,312

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	30,739
Accrued sub-transfer agent fees (Note 3)	2,084
Accrued Chief Compliance Officer service fees (Note 3)	2,063
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	435
Payable for fund shares repurchased	185,174
Professional fees payable	21,677
Other payables and accrued expenses	13,707

TOTAL LIABILITIES	255,879

TOTAL NET ASSETS	$304,221,433

NET ASSETS CONSIST OF:

Capital stock	$333,975
Additional paid-in-capital	362,985,745
Total distributable earnings (loss)	(59,098,287)

TOTAL NET ASSETS	$304,221,433

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($1,966,519/214,104 shares)	$9.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($4,303,493/513,720 shares)	$8.38

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($275,471,542/29,993,336 shares)	$9.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($22,479,879/2,676,372 shares)	$8.40

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:

Interest	$8,843,035
Dividends	62,505

Total Investment Income	8,905,540

EXPENSES:

Management fees (Note 3)	815,416
Fund accounting and administration fees (Note 3)	109,423
Directors’ fees (Note 3)	38,617
Sub-transfer agent fees (Note 3)	9,918
Chief Compliance Officer service fees (Note 3)	8,983
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	7,520
Professional fees	72,440
Registration and filing fees	64,329
Custodian fees	13,605
Miscellaneous	67,796

Total Expenses	1,208,047
Less reduction of expenses (Note 3)	(945,551)

Net Expenses	262,496

NET INVESTMENT INCOME	8,643,044

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(34,251,297)

Net change in unrealized appreciation (depreciation) on investments	(21,471,498)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(55,722,795)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,079,751)

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,643,044	$6,211,759
Net realized gain (loss) on investments	(34,251,297)	3,476,960
Net change in unrealized appreciation (depreciation) on investments	(21,471,498)	(14,150,627)

Net increase (decrease) from operations	(47,079,751)	(4,461,908)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(52,571)	(103,827)
Class I	(137,806)	(171,481)
Class W	(7,884,279)	(9,639,144)
Class Z	(615,473)	(640,465)

Total distributions to shareholders	(8,690,129)	(10,554,917)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(20,399,382)	43,705,280

Net increase (decrease) in net assets	(76,169,262)	28,688,455

NET ASSETS:

Beginning of year	380,390,695	351,702,240

End of year	$304,221,433	$380,390,695

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.82	$11.28	$10.92	$10.30	$10.62
Income (loss) from investment operations:
Net investment income[1]	0.19	0.12	0.16	0.23	0.24
Net realized and unrealized gain (loss) on investments	(1.62)	(0.33)	0.78	0.61	(0.32)
Total from investment operations	(1.43)	(0.21)	0.94	0.84	(0.08)
Less distributions to shareholders:
From net investment income	(0.21)	(0.12)	(0.16)	(0.22)	(0.24)
From net realized gain on investments	—	(0.13)	(0.42)	—	—
Total distributions to shareholders	(0.21)	(0.25)	(0.58)	(0.22)	(0.24)
Net asset value - End of year	$9.18	$10.82	$11.28	$10.92	$10.30
Net assets - End of year (000’s omitted)	$1,967	$4,185	$5,760	$2,382	$101,314
Total return[2]	(13.30% )	(1.89% )	8.67%	8.18%	(0.75% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.65%	0.64%	0.69%	0.70%
Net investment income	1.88%	1.07%	1.38%	2.27%	2.35%
Series portfolio turnover	101%	69%	110%	66%	78%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.07%	0.08%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.89	$10.33	$10.04	$9.52	$9.84
Income (loss) from investment operations:
Net investment income[1]	0.20	0.13	0.17	0.24	0.25
Net realized and unrealized gain (loss) on investments	(1.48)	(0.30)	0.72	0.55	(0.31)
Total from investment operations	(1.28)	(0.17)	0.89	0.79	(0.06)
Less distributions to shareholders:
From net investment income	(0.23)	(0.14)	(0.18)	(0.27)	(0.26)
From net realized gain on investments	—	(0.13)	(0.42)	—	—
Total distributions to shareholders	(0.23)	(0.27)	(0.60)	(0.27)	(0.26)
Net asset value - End of year	$8.38	$9.89	$10.33	$10.04	$9.52
Net assets - End of year (000’s omitted)	$4,303	$6,621	$4,387	$5,416	$76,761
Total return[2]	(13.01% )	(1.65% )	8.93%	8.38%	(0.53% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.27%	1.29%	1.67%	2.53%	2.60%
Series portfolio turnover	101%	69%	110%	66%	78%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.02%	0.01%	0.06%	0.08%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE PERIOD 3/1/19[1] TO 12/31/19
	12/31/22	12/31/21	12/31/20

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.82	$11.27	$10.90	$10.40
Income (loss) from investment operations:
Net investment income[2]	0.26	0.19	0.22	0.26
Net realized and unrealized gain (loss) on investments	(1.64)	(0.33)	0.78	0.54
Total from investment operations	(1.38)	(0.14)	1.00	0.80
Less distributions to shareholders:
From net investment income	(0.26)	(0.18)	(0.21)	(0.30)
From net realized gain on investments	—	(0.13)	(0.42)	—
Total distributions to shareholders	(0.26)	(0.31)	(0.63)	(0.30)
Net asset value - End of period	$9.18	$10.82	$11.27	$10.90
Net assets - End of period (000’s omitted)	$275,472	$344,304	$321,288	$192,391
Total return[3]	(12.76% )	(1.25% )	9.31%	7.74%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	[4]
Net investment income	2.68%	1.68%	1.97%	2.87%	[4]
Series portfolio turnover	101%	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.32%	0.30%	0.32%	0.34%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED			FOR THE PERIOD 3/1/19[1] TO 12/31/19
	12/31/22	12/31/21	12/31/20

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.91	$10.35	$10.06	$9.62
Income (loss) from investment operations:
Net investment income[2]	0.22	0.15	0.18	0.22
Net realized and unrealized gain (loss) on investments	(1.49)	(0.31)	0.72	0.50
Total from investment operations	(1.27)	(0.16)	0.90	0.72
Less distributions to shareholders:
From net investment income	(0.24)	(0.15)	(0.19)	(0.28)
From net realized gain on investments	—	(0.13)	(0.42)	—
Total distributions to shareholders	(0.24)	(0.28)	(0.61)	(0.28)
Net asset value - End of period	$8.40	$9.91	$10.35	$10.06
Net assets - End of period (000’s omitted)	$22,480	$25,281	$20,266	$10,372
Total return[3]	(12.86% )	(1.53% )	9.02%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%	0.30%	0.30%	0.30%	[4]
Net investment income	2.46%	1.43%	1.75%	2.64%	[4]
Series portfolio turnover	101%	69%	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.05%	0.07%	0.09%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock and Core Bond Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

18

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$175,812,688	$—	$175,812,688	$—
States and political subdivisions (municipals)	4,403,382	—	4,403,382	—

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Corporate debt:
Communication Services	$10,544,170	$—	$10,544,170	$—
Consumer Discretionary	8,861,072	—	8,861,072	—
Consumer Staples	2,950,603	—	2,950,603	—
Energy	5,324,546	—	5,324,546	—
Financials	9,807,392	—	9,807,392	—
Industrials	9,269,890	—	9,269,890	—
Information Technology	3,055,289	—	3,055,289	—
Materials	1,548,880	—	1,548,880	—
Real Estate	6,915,274	—	6,915,274	—
Utilities	3,352,122	—	3,352,122	—
Asset-backed securities	35,711,534	—	35,711,534	—
Commercial mortgage-backed securities	21,738,880	—	21,738,880	—
Short-Term Investment	3,285,560	3,285,560	—	—
Total assets	$302,581,282	$3,285,560	$299,295,722	$—

There were no Level 3 securities held by the Series as of December 31, 2021 or December 31, 2022.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation- indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2022.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2022.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2019 through December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Through the end of 2022, distributions to shareholders of net investment income were made quarterly; effective January 2023, such distributions will be made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2022, the sub-transfer agency expenses incurred by Class S and Class I were $2,426 and $7,492, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

23

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.30% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $736,716 in management fees for Class W shares for the year ended December 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $2,500, $191,639 and $14,696 for Class I, Class W and Class Z shares, respectively, for the year ended December 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2023	2024	2025	TOTAL
Class I	$448	$1,037	$2,500	$3,985
Class W	171,244	170,505	191,639	533,388
Class Z	10,229	11,009	14,696	35,934

For the year ended December 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $50,249,708 and $103,876,534, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $266,711,453 and $231,217,557, respectively.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Core Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	121,799	$1,264,369	207,182	$2,288,163
Reinvested	5,373	51,052	9,348	102,072
Repurchased	(299,806)	(2,967,362)	(340,592)	(3,767,629)
Total	(172,634)	$(1,651,941)	(124,062)	$(1,377,394)

24

Core Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	204,270	$1,836,234	397,051	$4,026,057
Reinvested	14,723	126,974	16,449	163,961
Repurchased	(374,841)	(3,212,196)	(168,610)	(1,704,084)
Total	(155,848)	$(1,248,988)	244,890	$2,485,934

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,423,572	$23,723,615	4,762,413	$52,744,658
Reinvested	780,717	7,384,091	839,927	9,165,523
Repurchased	(5,041,057)	(49,602,932)	(2,285,988)	(25,261,115)
Total	(1,836,768)	$(18,495,226)	3,316,352	$36,649,066

CLASS Z	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	267,682	$2,331,556	699,232	$7,061,796
Reinvested	71,224	615,473	64,083	640,465
Repurchased	(212,428)	(1,950,256)	(171,107)	(1,754,587)
Total	126,478	$996,773	592,208	$5,947,674

Approximately 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended December 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2022.

25

Core Bond Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
Ordinary income	$8,690,129	$7,941,545
Long-term capital gains	—	$2,613,372

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$327,690,720
Unrealized appreciation	457,429
Unrealized depreciation	(25,566,867)
Net unrealized depreciation	$(25,109,438)
Undistributed long-term capital gains	$25,846
Capital loss carryforwards	$(34,006,499)

As of December 31, 2022, the Series had net short-term capital loss carryforwards of $13,384,875 and net long-term capital loss carryforwards of $20,621,624, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

26

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

27

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two- year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

28

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports - both proprietary to the Advisor or the Fund and generated by independent providers of investment company data - regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

29

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

30

Core Bond Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer[1] Name:	Paul Battaglia
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite - Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 - 2018); Director of Finance (2011 - 2016); Financial Analyst/Internal Auditor (2004-2006) - Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Independent Directors Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

32

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued) Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 - Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) - Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) - AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) - BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 - Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 - National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) - National Purple Heart Hall of Honor, Inc. (military)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

33

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name: Address: Born: Current Position(s) Held with Fund: Term of Office[2] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Elizabeth Craig

290 Woodcliff Drive

Fairport, NY 14450

1987

Corporate Secretary

Since 2016

Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019- Manning & Napier Investor Services, Inc.

Name: Address: Born: Current Position(s) Held with Fund: Term of Office[2] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Samantha Larew

290 Woodcliff Drive

Fairport, NY 14450

1980

Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018

Co-Director of Compliance since 2018; Compliance Communications

Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates;

Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant

Corporate Secretary since 2011 - Manning & Napier Investor Services, Inc.;

Name: Address: Born: Current Position(s) Held with Fund: Term of Office[2] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Scott Morabito

290 Woodcliff Drive

Fairport, NY 14450

1987

Vice President

Vice President since 2019; Assistant Vice President (2017-2019)

Managing Director, Client Service and Business Operations since 2021;

Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 - Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Name: Address: Born: Current Position(s) Held with Fund: Term of Office[2] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Troy Statczar

290 Woodcliff Drive

Fairport, NY 14450

1971

Principal Financial Officer, Treasurer

Principal Financial Officer and Treasurer since 2020

Senior Principal Consultant, Fund Officers, since 2020 - ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.

Name: Address: Born: Current Position(s) Held with Fund: Term of Office[2] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Sarah Turner

290 Woodcliff Drive

Fairport, NY 14450

1982

Chief Legal Officer; Assistant Corporate Secretary

Since 2018

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) - Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning- napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/22-AR

35

www.manning-napier.com

Manning & Napier Fund, Inc.

Unconstrained Bond Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and/or in non-US dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives, such as futures, options, swaps, and forwards, may also be used to manage interest rate exposure, duration, or currency risk.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, experienced double-digit losses for the year, experiencing the worst calendar year on record going back to the late 1970s. Losses were primarily attributable to the sharp rise in interest rates that occurred as the Federal Reserve raised the federal funds rate seven times throughout the year for a total increase of 4.25% in an effort to bring down high levels of inflation.

The Unconstrained Bond Series Class S experienced negative absolute returns during the year, returning -6.71%, and underperformed its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 1.50%. Relative underperformance was primarily attributable to the Series’ modest duration as interest rates rose significantly during the year, causing cash to outperform.

The Series continues to be significantly invested in credit, most notably corporates and asset-backed securities, with roughly 15% in high yield rated issues (about half of which is short-dated high yield). During the fourth quarter, we continued to de-risk the portfolio as our outlook for growth remains challenged. Specifically, we decreased allocations to both corporates (high yield and investment grade) and securitized credit, adding to our position in U.S. Treasuries. Additionally, we initiated a position in a 5-year U.S. Treasury future in an effort to incrementally increase the duration of the portfolio as we’ve started to see the long end of the yield curve come down to reflect lower inflation/growth expectations.

Data suggests that we are still in the early stages of a global slowdown and odds of a recession continue to increase. That stated, it is unclear how deep or how drawn out of a recession it may be. We believe flexibility and risk management will be key to navigating this uncertain environment and helping investors achieve their objectives.

Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Unconstrained Bond Series - Class S2	(6.71%)	1.61%	1.75%
Unconstrained Bond Series - Class I2,3	(6.42%)	1.86%	1.98%
Unconstrained Bond Series - Class W2,4	(6.05%)	2.15%	2.02%
FTSE 3-Month Treasury Bill Index[5]	1.50%	1.25%	0.74%
Bloomberg U.S. Aggregate Bond Index[6]	(13.01%)	0.02%	1.06%

The following graph compares the value of a $10,000 investment in the Unconstrained Bond Series - Class S for the ten years ended December 31, 2022 to the FTSE 3-Month Treasury Bill Index and Bloomberg U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this net expense ratio was 0.72% for Class S, 0.47% for Class I and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for Class S, 0.47% for Class I and 0.37% for Class W for the year ended December 31, 2022.

3For periods through August 1, 2013 (the inception date of the Class I shares), performance for the Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$999.50	$3.73	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class I
Actual	$1,000.00	$1,001.10	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Class W
Actual	$1,000.00	$1,004.20	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

* Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

COMMON STOCKS - 0.7%

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Jonah Energy Parent LLC*2
(Identified Cost $1,288,725)		85,915	$5,346,491

PREFERRED STOCKS - 0.5%

Health Care - 0.2%
Pharmaceuticals - 0.2%
Harrow Health, Inc., 8.625%, 4/30/2026		54,816	1,307,362
Information Technology - 0.3%
Software - 0.3%
Argo Blockchain plc (United Kingdom), 8.75%, 11/30/2026		71,086	216,812
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026		70,000	74,900
Synchronoss Technologies, Inc., 8.375%, 6/30/2026		144,265	2,589,557
TOTAL PREFERRED STOCKS (Identified Cost $8,490,131)			4,188,631

CORPORATE BONDS - 30.4%

Non-Convertible Corporate Bonds- 30.4%
Communication Services - 4.0%
Entertainment - 2.4%
MGI Media and Games Invest SE (Malta) (3 mo. EURIBOR + 6.250%), 8.313%, 6/21/2026[3,4]	EUR	8,000,000	8,072,752
Warnermedia Holdings, Inc.,
(U.S. Secured Overnight Financing Index + 1.780%), 6.092%, 3/15/2024[3,4]		7,500,000	7,479,771
4.054%, 3/15/2029[4]		4,500,000	3,907,087
			19,459,610
Interactive Media & Services - 0.7%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[4]		6,650,000	6,150,305
Media - 0.9%
Quebecor Media, Inc. (Canada), 5.75%, 1/15/2023		7,450,000	7,448,127
Total Communication Services			33,058,042
Consumer Discretionary - 3.1%
Automobiles - 0.6%
Hyundai Capital America, 5.75%, 4/6/2023[4]		5,000,000	5,001,237
Hotels, Restaurants & Leisure - 1.3%
Expedia Group, Inc., 3.25%, 2/15/2030		3,400,000	2,894,128
MGM Resorts International, 6.00%, 3/15/2023		7,363,000	7,365,094
			10,259,222
	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Internet & Direct Marketing Retail - 1.2%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037		3,210,000	$2,702,101
Amazon.com, Inc., 3.30%, 4/13/2027		4,000,000	3,802,573
Gaming Innovation Group plc (Malta) (3 mo. STIB + 8.500%), 10.993%, 6/11/2024 (Acquired 01/26/2022, cost $1,097,585)[3,5]	SEK	10,000,000	968,354
North Investment Group AB (Sweden) (3 mo. STIB + 9.000%), 11.137%, 5/5/2024 (Acquired 04/22/2021, cost $2,818,941)[3,5]	SEK	23,750,000	2,244,249
			9,717,277
Total Consumer Discretionary			24,977,736

Consumer Staples - 1.3%
Beverages - 0.5%
PepsiCo, Inc., 3.90%, 7/18/2032		4,000,000	3,794,988
Food Products - 0.8%
Campbell Soup Co., 3.65%, 3/15/2023		4,680,000	4,667,621
Greenfood AB (Sweden) (3 mo. STIB + 7.000%), 9.096%, 11/4/2025 (Acquired 10/28/2021, cost $2,486,820)[3,5]	SEK	21,250,000	1,839,333
			6,506,954
Total Consumer Staples			10,301,942

Energy - 3.3%
Oil, Gas & Consumable Fuels - 3.3%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[4]		4,820,016	4,567,661
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039		1,579,000	1,644,277
DCP Midstream Operating LP, 3.875%, 3/15/2023		5,000,000	4,969,548
Energy Transfer LP, 4.25%, 3/15/2023		4,000,000	3,990,782
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 02/01/2021, cost $2,584,000)[5]		2,720,000	2,740,504
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024 (Acquired 07/14/2021-09/15/2021, cost $2,257,763)[5]		2,300,000	2,151,799
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024		7,000,000	7,007,073
Total Energy			27,071,644
Financials - 7.4%
Banks - 4.4%
Bank of America Corp.,
(3 mo. LIBOR US + 0.780%), 3.55%, 3/5/2024[6]		3,000,000	2,988,793

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Bank of America Corp., (continued)
(3 mo. LIBOR US + 0.760%), 5.529%, 9/15/2026[3]	3,561,000	$3,433,370
JPMorgan Chase & Co., 8.00%, 4/29/2027	3,000,000	3,358,788
KeyBank NA, (U.S. Secured Overnight Financing Rate + 0.340%), 0.423%, 1/3/2024[6]	5,000,000	4,968,451
Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.455%), 0.529%, 1/25/2024[6]	5,000,000	4,968,978
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	3,735,000	3,713,132
The Goldman Sachs Group, Inc.,
(U.S. Secured Overnight Financing Rate + 0.572%), 0.673%, 3/8/2024[6]	5,000,000	4,942,970
(U.S. Secured Overnight Financing Rate + 1.390%), 5.702%, 3/15/2024[3]	7,500,000	7,509,333
		35,883,815
Capital Markets - 0.7%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,239,000	1,087,689
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance Corporation, 3.875%, 2/15/2026[4]	2,850,000	2,566,461
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[4]	2,390,000	2,080,939
StoneX Group, Inc., 8.625%, 6/15/2025[4]	338,000	341,024
		6,076,113
Consumer Finance - 1.4%
Navient Corp.,
5.50%, 1/25/2023	5,000,000	4,990,154
6.75%, 6/25/2025	1,800,000	1,730,259
OneMain Finance Corp., 5.625%, 3/15/2023	4,775,000	4,769,375
		11,489,788
Diversified Financial Services - 0.5%
FS Energy & Power Fund, 7.50%, 8/15/2023[4]	3,685,000	3,695,020
Mortgage Real Estate Investment Trusts (REITS) - 0.4%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023 (Acquired 05/10/2021- 01/11/2023, cost $5,035,222)[5]	3,555,000	3,554,504
Total Financials		60,699,240
Industrials - 4.6%
Airlines - 1.7%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[4]	4,178,617	4,199,135
	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Southwest Airlines Co., 5.25%, 5/4/2025		3,000,000	$3,012,036
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028		3,676,058	3,134,322
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026		3,670,033	3,323,113
			13,668,606
Commercial Services & Supplies - 0.4%
Cartiga LLC, 8.00%, 6/15/2026 (Acquired 06/14/2021, cost $4,000,000)[5]		4,000,000	3,702,138
Electrical Equipment - 0.3%
Joetul AS (Norway) (3 mo. NIBOR + 6.950%), 9.99%, 10/6/2024[3]	NOK	23,000,000	2,325,133
Marine - 1.7%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025		6,560,000	6,283,819
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[4]		7,600,000	7,546,298
			13,830,117
Road & Rail - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[6]		1,500,000	1,414,843
Trading Companies & Distributors - 0.3%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028		1,970,000	1,655,888
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[4]		1,500,000	1,365,429
			3,021,317
Total Industrials			37,962,154

Information Technology - 0.6%
Software - 0.6%
Cabonline Group Holding AB (Sweden) (3 mo. STIB + 9.500%), 11.254%, 4/19/2026[3,4]	SEK	17,500,000	1,512,860
Extenda Retail Holding 1 AB (Sweden) (3 mo. STIB + 6.750%), 9.414%, 3/30/2027 (Acquired 03/24/2022, cost $3,620,906)[3,5]	SEK	34,000,000	3,061,572
Total Information Technology			4,574,432
Materials - 0.2%
Metals & Mining - 0.2%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[4]		1,750,000	1,497,536

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/06/2017-09/12/2019, cost $4,353,936)[5,7]		5,870,000	$587
Total Materials			1,498,123
Real Estate - 4.1%
Equity Real Estate Investment Trusts (REITS) - 3.7%
Crown Castle, Inc., 3.15%, 7/15/2023		3,615,000	3,573,501
IIP Operating Partnership LP, 5.50%, 5/25/2026		4,320,000	3,790,187
Novedo Holding AB (Sweden) (3 mo. STIB + 6.500%), 8.882%, 11/26/2024 (Acquired 11/15/2021-03/30/2022, cost $2,935,885)[3,5]	SEK	26,250,000	2,383,938
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 09/21/2021- 07/08/2022, cost $4,218,250)[5]		4,345,000	4,001,701
SBA Tower Trust,
2.836%, 1/15/2025[4]		3,500,000	3,300,671
1.884%, 1/15/2026[4]		2,750,000	2,420,944
6.599%, 1/15/2028[4]		6,110,000	6,129,388
Simon Property Group LP, 2.65%, 2/1/2032		5,500,000	4,437,663
			30,037,993
Real Estate Management & Development - 0.4%
Carrington Holding Co. LLC, 8.00%, 1/1/2026[4]		3,500,000	3,385,294
Total Real Estate			33,423,287
Utilities - 1.8%
Electric Utilities - 1.2%
Alexander Funding Trust, 1.841%, 11/15/2023[4]		10,000,000	9,473,276
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Operations Co. LLC, 3.55%, 7/15/2024[4]		3,500,000	3,360,329
Multi-Utilities - 0.2%
Dominion Energy, Inc., 2.45%, 1/15/2023[4]		2,000,000	1,996,534
Total Utilities			14,830,139
TOTAL CORPORATE BONDS (Identified Cost $267,588,866)			248,396,739

ASSET-BACKED SECURITIES - 28.3%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[4]		4,500,000	3,830,247
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A, 2.97%, 3/20/2024[4]	4,000,000	$3,988,262
BRSP Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.150%), 5.489%, 8/19/2038[3,4]	3,000,000	2,892,473
Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[4]	3,966,268	3,482,596
CarMax Auto Owner Trust, Series 2020- 4, Class A3, 0.50%, 8/15/2025	6,808,184	6,610,729
Carvana Auto Receivables Trust, Series 2020-P1, Class A4, 0.61%, 10/8/2026	5,788,000	5,376,090
CF Hippolyta Issuer LLC,
Series 2020-1, Class A1, 1.69%, 7/15/2060[4]	3,724,038	3,326,576
Series 2020-1, Class B1, 2.28%, 7/15/2060[4]	1,816,604	1,586,676
Chase Auto Owner Trust, Series 2022- AA, Class A1, 2.983%, 8/25/2023[4]	1,992,636	1,990,162
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[4]	5,446,302	4,636,020
College Ave Student Loans LLC, Series 2021-A, Class A2, 1.60%, 7/25/2051[4]	1,793,027	1,528,307
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[4]	1,970,790	1,796,016
CoreVest American Finance Trust,
Series 2019-1, Class A, 3.324%, 3/15/2052[4]	569,493	557,381
Series 2019-3, Class A, 2.705%, 10/15/2052[4]	1,851,677	1,734,590
Series 2020-3, Class A, 1.358%, 8/15/2053[4]	1,100,855	961,307
Series 2020-4, Class A, 1.174%, 12/15/2052[4]	1,059,684	935,877
Credit Acceptance Auto Loan Trust,
Series 2020-3A, Class A, 1.24%, 10/15/2029[4]	5,224,143	5,113,908
Series 2021-2A, Class C, 1.64%, 6/17/2030[4]	3,800,000	3,413,190
Series 2021-3A, Class C, 1.63%, 9/16/2030[4]	3,000,000	2,700,529
Series 2022-1A, Class A, 4.60%, 6/15/2032[4]	7,400,000	7,182,530
DataBank Issuer, Series 2021-1A, Class A2, 2.06%, 2/27/2051[4]	5,200,000	4,504,459
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/2049[4]	5,000,000	4,100,927
DT Auto Owner Trust, Series 2020-1A, Class C, 2.29%, 11/17/2025[4]	3,402,881	3,383,852
EDvestinU Private Education Loan Issue No. 1 LLC,
Series 2019-A, Class A, 3.58%, 11/25/2038[4]	1,603,422	1,506,911
Series 2021-A, Class A, 1.80%, 11/25/2045[4]	1,887,527	1,595,083

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[4]	4,760,000	$4,154,931
Ford Credit Auto Owner Trust, Series 2022-C, Class A1, 3.633%, 10/15/2023	2,551,719	2,549,487
FS RIALTO, Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.220%), 5.546%, 5/16/2038[3,4]	3,000,000	2,848,880
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[4]	3,135,094	2,582,497
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1, Class A1, 4.335%, 10/16/2023[4]	3,868,155	3,858,651
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025[4]	3,000,000	2,748,594
Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[4]	3,500,000	3,040,336
HTS Fund I LLC, Series 2021-1, Class A, 1.411%, 8/25/2036[4]	1,750,000	1,723,573
Hyundai Auto Lease Securitization Trust, Series 2020-B, Class A3, 0.51%, 9/15/2023[4]	54,816	54,747
ITE Rail Fund Levered LP, Series 2021- 3A, Class A, 2.21%, 6/28/2051[4]	5,613,624	4,731,218
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. LIBOR US + 1.300%), 5.626%, 2/15/2039[3,4]	3,500,000	3,274,857
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A2FX, 2.73%, 10/25/2048[4]	401,858	390,043
LCCM Trust,
Series 2021-FL2, Class AS, (1 mo. LIBOR US + 1.550%), 5.868%, 12/13/2038[3,4]	2,000,000	1,901,430
Series 2021-FL2, Class B, (1 mo. LIBOR US + 1.900%), 6.218%, 12/13/2038[3,4]	3,000,000	2,851,222
LFS LLC, Series 2022-A, Class A, 5.25%, 5/15/2034 (Acquired 05/11/2022, cost $5,958,320)[5]	5,980,448	5,799,575
Libra Solutions LLC,
Series 2022-1A, Class A, 4.75%, 5/15/2034[4]	2,685,328	2,634,331
Series 2022-2A, Class A, 6.85%, 10/15/2034[4]	4,743,331	4,718,138
Navient Private Education Loan Trust,
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 4.899%, 6/25/2031[3]	3,757,388	3,551,821
Series 2015-BA, Class A3, (1 mo. LIBOR US + 1.450%), 5.768%, 7/16/2040[3,4]	1,934,283	1,899,710
Series 2017-2A, Class A, (1 mo. LIBOR US + 1.050%), 5.439%, 12/27/2066[3,4]	3,139,489	3,024,511
Series 2020-1A, Class A1B, (1 mo. LIBOR US + 1.050%), 5.439%, 6/25/2069[3,4]	2,256,878	2,183,685
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Navient Private Education Loan Trust, (continued)
Series 2020-GA, Class A, 1.17%, 9/16/2069[4]	621,727	$562,749
Series 2021-1A, Class A1A, 1.31%, 12/26/2069[4]	5,251,829	4,294,905
Series 2021-A, Class A, 0.84%, 5/15/2069[4]	946,872	817,921
Series 2022-A, Class A, 2.23%, 7/15/2070[4]	3,552,976	3,091,811
Oxford Finance Funding LLC,
Series 2019-1A, Class A2, 4.459%, 2/15/2027[4]	2,653,366	2,632,376
Series 2020-1A, Class A2, 3.101%, 2/15/2028[4]	4,176,631	4,130,469
Series 2020-1A, Class B, 4.037%, 2/15/2028[4]	1,760,602	1,722,060
Series 2022-1A, Class A2, 3.602%, 2/15/2030[4]	4,650,000	4,239,546
PEAR LLC,
Series 2020-1, Class A, 3.75%, 12/15/2032[4]	1,880,039	1,839,534
Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $4,438,178)[5]	4,438,178	4,174,905
Series 2022-1, Class A1, 6.50%, 10/15/2034 (Acquired 10/14/2022, cost $2,131,222)[5]	2,132,928	2,129,130
Series 2022-1, Class A2, 7.25%, 10/15/2034 (Acquired 10/14/2022, cost $2,414,000)[5]	2,500,000	2,431,468
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A1, 3.174%, 9/15/2023[4]	2,200,937	2,198,329
Progress Residential Trust, Series 2019- SFR4, Class A, 2.687%, 10/17/2036[4]	3,800,000	3,611,662
Santander Drive Auto Receivables Trust,
Series 2020-2, Class C, 1.46%, 9/15/2025	2,750,166	2,737,283
Series 2020-3, Class C, 1.12%, 1/15/2026	4,426,912	4,386,758
Series 2020-4, Class C, 1.01%, 1/15/2026	3,412,808	3,369,901
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[4]	5,799,680	4,805,201
SMB Private Education Loan Trust,
Series 2019-B, Class A2A, 2.84%, 6/15/2037[4]	2,553,869	2,341,782
Series 2020-B, Class A1A, 1.29%, 7/15/2053[4]	1,471,249	1,299,180
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.84%, 1/25/2041[4]	158,363	152,388
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[4]	3,400,000	2,915,662
Stonepeak, Series 2021-1A, Class AA, 2.301%, 2/28/2033[4]	1,001,487	890,919

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[4]	2,383,544	$2,137,071
Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.68%, 2/20/2046[4]	5,632,000	4,709,591
Towd Point Mortgage Trust,
Series 2016-5, Class A1, 2.50%, 10/25/2056[4,8]	157,923	155,272
Series 2017-1, Class A1, 2.75%, 10/25/2056[4,8]	491,044	482,786
Series 2018-2, Class A1, 3.25%, 3/25/2058[4,8]	554,484	530,820
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 5.389%, 10/25/2048[3,4]	1,267,449	1,257,245
Tricon American Homes, Series 2020- SFR1, Class C, 2.249%, 7/17/2038[4]	2,500,000	2,182,031
Trinity Rail Leasing 2018 LLC, Series 2020-1A, Class A, 1.96%, 10/17/2050[4]	2,248,267	1,954,185
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051[4]	1,886,681	1,557,284
Triton Container Finance VIII LLC, Series 2021-1A, Class A, (Bermuda), 1.86%, 3/20/2046[4]	5,618,250	4,691,641
TRP LLC, Series 2021-1, Class A, 2.07%, 6/19/2051[4]	2,928,199	2,460,555
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[4]	6,500,000	5,722,355
Vertical Bridge Holdings LLC, Series 2020-2A, Class A, 2.636%, 9/15/2050[4]	4,000,000	3,569,948
TOTAL ASSET-BACKED SECURITIES (Identified Cost $251,552,455)		231,443,658

COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.0%

BDS, Series 2021-FL8, Class B, (Cayman Islands) (1 mo. LIBOR US + 1.350%), 5.689%, 1/18/2036[3,4]	3,000,000	2,845,818
BRAVO Residential Funding Trust, Series 2019-2, Class A3, 3.50%, 10/25/2044[4,8]	3,456,172	3,201,676
Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[4,8]	2,599,070	2,270,635
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[4,8]	83,504	79,846
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/2043[4,8]	115,027	97,782
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	90,927	87,940
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[4]	4,480,000	4,184,632
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K030, Class X1 (IO), 0.137%, 4/25/2023[8]	38,601,132	$9,376
Series K032, Class X1 (IO), 0.062%, 5/25/2023[8]	29,037,331	6,370
Series K106, Class X1 (IO), 1.354%, 1/25/2030[8]	53,769,576	3,996,572
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046 (Acquired 10/01/2015, cost $117,462)[5]	17,223,664	673
GCAT Trust, Series 2022-NQM3, Class A1, 4.348%, 4/25/2067[4,8]	9,540,898	9,064,521
GS Mortgage-Backed Securities Trust,
Series 2021-GR3, Class A6, 2.50%, 4/25/2052[4,8]	5,625,323	4,842,421
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[4,8]	3,429,537	2,952,520
Series 2022-PJ1, Class A15, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 4.371%, 5/28/2052[3,4]	4,603,293	4,184,170
Series 2022-PJ3, Class A24, 3.00%, 8/25/2052[4,8]	9,306,418	8,213,037
Imperial Fund Mortgage Trust,
Series 2022-NQM2, Class A1, 3.638%, 3/25/2067[4,9]	7,023,791	6,341,004
Series 2022-NQM3, Class A1, 4.38%, 5/25/2067[4,9]	4,376,105	4,052,924
Series 2022-NQM4, Class A1, 4.767%, 6/25/2067[4,9]	9,674,479	9,387,332
J.P. Morgan Mortgage Trust,
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[4,8]	370,746	346,364
Series 2022-INV3, Class A4B, 3.00%, 9/25/2052[4,8]	7,202,543	6,331,560
Metlife Securitization Trust, Series 2019- 1A, Class A, 3.746%, 4/25/2058[4,8]	813,357	766,327
New Residential Mortgage Loan Trust,
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[4,8]	259,072	238,716
Series 2015-2A, Class A1, 3.75%, 8/25/2055[4,8]	363,034	337,659
Series 2019-2A, Class A1, 4.25%, 12/25/2057[4,8]	1,780,707	1,684,315
NYMT Loan Trust, Series 2022-CP1, Class A1, 2.042%, 7/25/2061[4]	2,234,642	1,996,840
RCKT Mortgage Trust, Series 2021-6, Class A5, 2.50%, 12/25/2051[4,8]	5,355,197	4,610,240
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 3/25/2067[4]	3,334,001	3,148,152
Sequoia Mortgage Trust,
Series 2013-2, Class A, 1.874%, 2/25/2043[8]	123,253	104,134
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]	1,285,992	1,131,663

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust, (continued)
Series 2013-7, Class A2, 3.00%, 6/25/2043[8]	123,897	$108,645
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]	147,620	130,541
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 5.788%, 11/15/2027[3,4]	1,777,115	1,233,252
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[4,8]	2,207,823	2,019,683
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[4,8]	71,881	65,493
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $96,504,576)		90,072,833

FOREIGN GOVERNMENT BONDS - 0.8%

Mexico Government International Bond (Mexico), 4.125%, 1/21/2026	1,800,000	1,756,909
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024	4,500,000	4,236,483
TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $6,257,302)		5,993,392

MUNICIPAL BONDS - 0.4%

District of Columbia, Revenue Bond, 1.558%, 4/1/2023	520,000	515,088
Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037	3,905,000	2,854,671
TOTAL MUNICIPAL BONDS (Identified Cost $4,571,346)		3,369,759

U.S. TREASURY SECURITIES - 20.6%

U.S. Treasury Notes - 20.6%
U.S. Treasury Note
0.125%, 8/31/2023	21,400,000	20,756,328
0.25%, 8/15/2024	10,460,000	9,774,380
2.25%, 11/15/2027	44,305,000	40,881,747
2.75%, 2/15/2028	26,155,000	24,628,611
2.875%, 5/15/2028	25,615,000	24,214,180
2.875%, 8/15/2028	25,475,000	24,036,060
3.125%, 11/15/2028	25,385,000	24,252,591
TOTAL U.S. TREASURY SECURITIES (Identified Cost $170,033,068)		168,543,897
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 0.2%

Mortgage-Backed Securities - 0.2%
Fannie Mae
Pool #AD0462, UMBS, 5.50%, 10/1/2024	1,716	$1,706
Pool #MA0115, UMBS, 4.50%, 7/1/2029	27,681	27,364
Pool #MA1834, UMBS, 4.50%, 2/1/2034	119,146	117,659
Pool #995876, UMBS, 6.00%, 11/1/2038	210,848	221,039
Pool #AW5338, UMBS, 4.50%, 6/1/2044	479,699	471,827
Pool #AS3878, UMBS, 4.50%, 11/1/2044	329,047	325,420
Pool #BE7845, UMBS, 4.50%, 2/1/2047	96,498	94,901
Freddie Mac
Pool #G12988, 6.00%, 1/1/2023	1	1
Pool #G13078, 6.00%, 3/1/2023	11	11
Pool #G13331, 5.50%, 10/1/2023	209	208
Pool #C91359, 4.50%, 2/1/2031	76,592	75,784
Pool #D98711, 4.50%, 7/1/2031	223,660	221,299
Pool #C91746, 4.50%, 12/1/2033	162,741	161,070
Pool #G05900, 6.00%, 3/1/2040	37,782	39,652
TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $1,853,304)		1,757,941

SHORT-TERM INVESTMENT - 6.1%

Dreyfus Government Cash Management, Institutional Shares, 4.19%[10]
(Identified Cost $49,938,505)	49,938,505	49,938,505

TOTAL INVESTMENTS - 99.0% (Identified Cost $858,078,278)		809,051,846
OTHER ASSETS, LESS LIABILITIES - 1.0%		8,461,538
NET ASSETS - 100%		$817,513,384

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2022

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2022
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED DEPRECIATION
2,850	Canadian Treasury Bonds (2 Year)	MX	March 2023	217,254,616	$(747,715)
1,400	U.S. Treasury Notes (2 Year)	CBOT	March 2023	287,109,376	(631,517)
455	U.S. Treasury Notes (5 Year)	CBOT	March 2023	49,108,009	(573,177)
TOTAL LONG POSITIONS					$(1,952,409)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2022
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
300	CBOE iBoxx iShares Corporate Bond Index	CBOE	January 2023	40,659,000	$(337,054)
550	Canadian Treasury Bonds (10 Year)	MX	March 2023	49,780,281	1,667,671
600	U.S. Ultra Treasury Bonds (10 Year)	CBOT	March 2023	70,968,750	123,726
TOTAL SHORT POSITIONS					$1,454,343

CBOE - Chicago Board Options Exchange

CBOT - Chicago Board of Trade

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

G.O. Bond - General Obligation Bond

IO - Interest only

LIBOR - London Interbank Offered Rate

MX - Montreal Exchange

NIBOR - Norwegian Interbank Offered Rate

No. - Number

NOK - Norwegian Krone

REMICS - Real Estate Mortgage Investment Conduits

SEK - Swedish Krona

STIB - Stockholm Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2022.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2022 was $362,873,381, which represented 44.4% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2022 was $41,184,430, or 5.0% of the Series’ Net Assets.

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2022.

7Issuer filed for bankruptcy and/or is in default of interest payments.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2022.

9Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2022.

10Rate shown is the current yield as of December 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities
December 31, 2022

ASSETS:

Investments in securities, at value (identified cost $858,078,278) (Note 2)	$809,051,846
Deposits at broker for futures contracts	8,753,433
Interest receivable	4,711,942
Receivable for fund shares sold	590,006
Futures variation margin receivable	143,113
Dividends receivable	110,395
Receivable for securities sold	53
Prepaid expenses	26,590

TOTAL ASSETS	823,387,378

LIABILITIES:

Due to custodian	46,249
Foreign currency overdraft, at value (identified cost $5,882)	5,858
Accrued sub-transfer agent fees (Note 3)	54,361
Accrued fund accounting and administration fees (Note 3)	40,883
Accrued management fees (Note 3)	40,802
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	6,817
Accrued Chief Compliance Officer service fees (Note 3)	2,062
Payable for fund shares repurchased	5,178,032
Futures variation margin payable	448,767
Other payables and accrued expenses	50,163

TOTAL LIABILITIES	5,873,994

TOTAL NET ASSETS	$817,513,384

NET ASSETS CONSIST OF:

Capital stock	$878,321
Additional paid-in-capital	891,754,146
Total distributable earnings (loss)	(75,119,083)

TOTAL NET ASSETS	$817,513,384

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($31,882,215/3,302,811 shares)	$9.65

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($192,902,691/22,913,961 shares)	$8.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($592,728,478/61,615,335 shares)	$9.62

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:

Interest	$28,405,714
Dividends	1,181,180

Total Investment Income	29,586,894

EXPENSES:

Management fees (Note 3)	2,356,139
Sub-transfer agent fees (Note 3)	155,200
Fund accounting and administration fees (Note 3)	149,055
Directors’ fees (Note 3)	93,245
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	63,406
Chief Compliance Officer service fees (Note 3)	8,984
Custodian fees	28,154
Miscellaneous	264,564

Total Expenses	3,118,747
Less reduction of expenses (Note 3)	(2,011,749)

Net Expenses	1,106,998

NET INVESTMENT INCOME	28,479,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(16,407,477)
Futures contracts	(15,079,049)
Options written	44,208
Foreign currency and translation of other assets and liabilities	234,655

(31,207,663)
Net change in unrealized appreciation (depreciation) on-
Investments	(46,813,171)
Futures contracts	2,472,483
Foreign currency and translation of other assets and liabilities	(53,017)

(44,393,705)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(75,601,368)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,121,472)

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$28,479,896	$23,728,961
Net realized gain (loss) on investments and foreign currency	(31,207,663)	22,037,924
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(44,393,705)	(24,025,171)

Net increase (decrease) from operations	(47,121,472)	21,741,714

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(703,862)	(1,000,768)
Class I	(5,026,277)	(2,012,290)
Class W	(19,469,136)	(40,773,813)

Total distributions to shareholders	(25,199,275)	(43,786,871)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	161,611,136	76,085,887

Net increase (decrease) in net assets	89,290,389	54,040,730

NET ASSETS:

Beginning of year	728,222,995	674,182,265

End of year	$817,513,384	$728,222,995

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.61	$10.93	$10.44	$10.18	$10.42
Income (loss) from investment operations:
Net investment income[1]	0.31	0.30	0.29	0.28	0.26
Net realized and unrealized gain (loss) on investments	(1.02)	(0.02)	0.48	0.23	(0.24)
Total from investment operations	(0.71)	0.28	0.77	0.51	0.02
Less distributions to shareholders:
From net investment income	(0.25)	(0.30)	(0.28)	(0.25)	(0.25)
From net realized gain on investments	—	(0.30)	(0.00)[2]	—	(0.01)
Total distributions to shareholders	(0.25)	(0.60)	(0.28)	(0.25)	(0.26)
Net asset value - End of year	$9.65	$10.61	$10.93	$10.44	$10.18
Net assets - End of year (000’s omitted)	$31,882	$17,776	$20,925	$22,884	$685,649
Total return[3]	(6.71% )	2.59%	7.54%	5.01%	0.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.72%	0.73%	0.73%	0.75%	0.75%
Net investment income	3.15%	2.71%	2.74%	2.80%	2.56%
Series portfolio turnover	60%	69%	96%	75%	58%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.01%	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

FOR THE YEAR ENDED
12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.29	$9.65	$9.26	$9.09	$9.34
Income (loss) from investment operations:
Net investment income[1]	0.30	0.29	0.28	0.28	0.26
Net realized and unrealized gain (loss) on investments	(0.90)	(0.02)	0.42	0.20	(0.22)
Total from investment operations	(0.60)	0.27	0.70	0.48	0.04
Less distributions to shareholders:
From net investment income	(0.27)	(0.33)	(0.31)	(0.31)	(0.28)
From net realized gain on investments	—	(0.30)	(0.00)[2]	—	(0.01)
Total distributions to shareholders	(0.27)	(0.63)	(0.31)	(0.31)	(0.29)
Net asset value - End of year	$8.42	$9.29	$9.65	$9.26	$9.09
Net assets - End of year (000’s omitted)	$192,903	$36,639	$21,687	$19,039	$28,499
Total return[3]	(6.42% )	2.81%	7.74%	5.37%	0.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.47%	0.49%	0.49%	0.48%	0.50%
Net investment income	3.47%	2.97%	2.96%	3.01%	2.75%
Series portfolio turnover	60%	69%	96%	75%	58%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.01%	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	12/31/22	12/31/21	12/31/20	12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.57	$10.90	$10.41	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.37	0.37	0.36	0.30
Net realized and unrealized gain (loss) on investments	(1.01)	(0.03)	0.49	0.12
Total from investment operations	(0.64)	0.34	0.85	0.42
Less distributions to shareholders:
From net investment income	(0.31)	(0.37)	(0.36)	(0.35)
From net realized gain on investments	—	(0.30)	(0.00)[3]	—
Total distributions to shareholders	(0.31)	(0.67)	(0.36)	(0.35)
Net asset value - End of period	$9.62	$10.57	$10.90	$10.41
Net assets - End of period (000’s omitted)	$592,728	$673,807	$631,570	$859,888
Total return[4]	(6.05% )	3.19%	8.29%	4.10% [5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05% [6]
Net investment income	3.68%	3.40%	3.40%	3.44% [6]
Series portfolio turnover	60%	69%	96%	75%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.32%	0.32%	0.32%	0.31% [6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been 4.00%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock and Unconstrained Bond Series Class Z common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock and 150 million have been designated as Unconstrained Bond Series Class W common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Energy	$5,346,491	$—	$—	$5,346,491
Preferred securities:
Health Care	1,307,362	1,307,362	—	—
Information Technology	2,881,269	2,881,269	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	170,301,838	—	170,301,838	—
States and political subdivisions
(municipals)	3,369,759	—	3,369,759	—
Corporate debt:
Communication Services	33,058,042	—	33,058,042	—
Consumer Discretionary	24,977,736	—	24,977,736	—
Consumer Staples	10,301,942	—	10,301,942	—
Energy	27,071,644	—	27,071,644	—
Financials	60,699,240	—	60,699,240	—
Industrials	37,962,154	—	37,962,154	—
Information Technology	4,574,432	—	4,574,432	—
Materials	1,498,123	—	1,498,123	—
Real Estate	33,423,287	—	33,423,287	—
Utilities	14,830,139	—	14,830,139	—
Asset-backed securities	231,443,658	—	231,443,658	—
Commercial mortgage-backed
securities	90,072,833	—	90,072,833	—
Foreign government bonds	5,993,392	—	5,993,392	—
Short-Term Investment	49,938,505	49,938,505	—	—
Other financial instruments:*
Interest rate contracts	1,791,397	1,791,397	—	—
Total assets	810,843,243	55,918,533	749,578,219	5,346,491
Liabilities:
Other financial instruments:*
Credit contracts	(337,054)	(337,054)	—	—
Interest rate contracts	(1,952,409)	(1,952,409)	—	—
Total liabilities	(2,289,463)	(2,289,463)	—	—
Total	$808,553,780	$53,629,070	$749,578,219	$5,346,491

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2022.

The following table presents the present value of derivatives held at December 31, 2022 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$1,791,397
Derivative	Liabilities Location
Credit contracts	Net unrealized depreciation[1]	$(337,054)
Interest rate contracts	Net unrealized depreciation[1]	$(1,952,409)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Credit contracts	Net realized gain (loss) on futures contracts	$338,927
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$(216,939)
Interest rate contracts	Net realized gain (loss) on futures contracts	$(15,201,037)
Interest rate contracts	Net realized gain (loss) on options written	$44,208
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Credit contracts	Net change in unrealized appreciation(depreciation) on futures contracts	$(308,412)
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,780,895

1Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The average month-end balances for the year ended December 31, 2022 were as follows:

Futures Contracts:
Average number of contracts purchased[1]	3,468
Average number of contracts sold[1]	2,737
Average notional value of contracts purchased[1]	$706,458,020
Average notional value of contracts sold[1]	$488,896,605
Options:
Average number of option contracts written[2]	455
Average notional value of option contracts written[2]	$49,664,911

1Average notional calculations were performed utilizing the period held rather than 12 months.

2Average notional calculations are for a period less than one month.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Inflation-Indexed Bonds (continued)

the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2022.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2022.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2019 through December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Through the end of 2022, distributions to shareholders of net investment income were made quarterly; effective January 2023, such distributions will be made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2022, the sub-transfer agency expenses incurred by Class S and Class I were $26,061 and $129,139, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.35% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,890,350 in management fees for Class W for the year ended December 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $121,399 for Class W shares for the year ended December 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2023	2024	2025	TOTAL
Class W	$147,864	$147,021	$121,399	$416,284

For the year ended December 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $327,366,220 and $391,190,485, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $138,008,926 and $1,946,565, respectively.

Unconstrained Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, and Class W shares of Unconstrained Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,808,386	$27,913,644	884,856	$9,734,861
Reinvested	68,029	661,035	80,186	858,877
Repurchased	(1,249,158)	(12,344,700)	(1,203,389)	(13,288,062)
Total	1,627,257	$16,229,979	(238,347)	$(2,694,324)

CLASS I	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	29,763,574	$258,057,218	4,537,446	$43,948,757
Reinvested	574,241	4,859,860	161,691	1,513,399
Repurchased	(11,367,473)	(97,110,497)	(3,002,075)	(29,035,743)
Total	18,970,342	$165,806,581	1,697,062	$16,426,413

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,393,946	$34,217,149	5,873,439	$64,391,385
Reinvested	1,909,664	18,579,224	3,676,779	39,259,780
Repurchased	(7,435,375)	(73,221,797)	(3,770,657)	(41,297,367)
Total	(2,131,765)	$(20,425,424)	5,779,561	$62,353,798

Approximately 72% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended December 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. For the year ended December 31, 2022, the Series invested in futures contracts (credit, foreign currency exchange and interest rate risk) and options written (interest rate risk).

Unconstrained Bond Series

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2022, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $395,789 and increase Total Distributable Earnings (Loss) by $395,789. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
Ordinary income	$25,199,275	$37,118,952
Long-term capital gains	—	$6,667,919

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$857,042,818
Unrealized appreciation	7,440,654
Unrealized depreciation	(55,929,692)
Net unrealized depreciation	$(48,489,038)
Capital Loss Carryforward	$(25,672,338)
Qualified late-year losses[1]	$999,437

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2023.

At December 31, 2022, the Series had net short-term capital loss carryforwards of $8,406,213 and net long-term capital loss carryforwards of $17,266,125, which may be carried forward indefinitely.

Unconstrained Bond Series

Notes to Financial Statements (continued)

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

Unconstrained Bond Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office[2] & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017- 2019) - Thornburg Investment Management, Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863

On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863

On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863

On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/22-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

 1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income that is exempt from federal income taxes which the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, experienced double-digit losses for the year, experiencing the worst calendar year on record going back to the late 1970s. Losses were primarily attributable to the sharp rise in interest rates that occurred as the Federal Reserve raised the federal funds rate seven times throughout the year for a total increase of 4.25% in an effort to bring down high levels of inflation. That stated, the municipal bond market fared much better as the rise in interest rates was dampened by continued investor demand and lower new issuance levels, causing yields to increase by less than taxable bonds.

The Diversified Tax Exempt Series Class A shares experienced negative absolute returns and underperformed on a relative basis, returning -5.83% during the year vs. -4.90% for its benchmark (i.e., the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index).

Underperformance was primarily attributable to the Series’ longer duration and subsequent exposure to the long end of the yield curve as rates increased over the period.

In terms of positioning, we continue to favor essential service revenue bonds, and within general obligations (GOs), we have a relatively higher quality tilt due to our selectivity within the sector.

Data suggests that we are still in the early stages of a global slowdown and odds of a recession continue to increase. That stated, it is unclear how deep or how drawn out of a recession it may be. We believe flexibility and risk management will be key to navigating this uncertain environment and helping investors achieve their objectives.

Performance for the Diversified Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

 2

Diversified Tax Exempt Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Diversified Tax Exempt Series - Class A2	(5.83%)	1.08%	0.86%
Diversified Tax Exempt Series - Class W2,3	(5.40%)	1.47%	1.06%
Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[4]	(4.90%)	1.33%	1.63%

The following graph compares the value of a $10,000 investment in the Diversified Tax Exempt Series - Class A for the ten years ended December 31, 2022 to the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this net expense ratio was 0.63% for Class A and 0.13% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.63% for Class A and 0.63% for Class W for the year ended December 31, 2022.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses.Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

 3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class A
Actual	$1,000.00	$1,003.00	$3.18	0.63%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.03	$3.21	0.63%
Class W
Actual	$1,000.00	$1,004.80	$0.66	0.13%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

 4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

Top Ten States[2]
Texas	13.2%	Virginia	4.8%
New York	12.1%	Wisconsin	4.2%
Florida	6.5%	Illinois	3.8%
Maryland	6.1%	North Carolina	3.6%
Washington	5.4%	Tennessee	3.3%

2As a percentage of total investments.

 5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS - 96.0%
ALABAMA - 0.5%
Cullman Utilities Board Water Division, Revenue Bond, AGM, 4.000%, 9/1/2025	1,000,000	$1,025,994

ALASKA - 0.8%
Alaska Municipal Bond Bank Authority
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2025	750,000	789,605
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2030	875,000	993,075
		1,782,680
ARIZONA - 1.1%
Mesa
Multiple Utility Impt., Revenue Bond, 5.000%, 7/1/2023	1,050,000	1,060,900
Multiple Utility Impt., Revenue Bond, 5.000%, 7/1/2024	1,200,000	1,239,106
		2,300,006
CALIFORNIA - 0.7%
California, G.O. Bond, 5.000%, 8/1/2025	1,410,000	1,495,111

COLORADO - 0.9%
Denver Wastewater Management Division Department of Public Works, Public Impt., Revenue Bond, 5.000%, 11/1/2029	750,000	846,585
E-470 Public Highway Authority, Senior Lien, Series A, Revenue Bond, 5.000%, 9/1/2026	1,000,000	1,070,476
		1,917,061
FLORIDA - 6.5%
Central Florida Expressway Authority Senior Lien, Revenue Bond, 5.000%, 7 /1/2024	500,000	515,295
Senior Lien, Revenue Bond, 5.000%, 7/1/2027	500,000	547,545
Senior Lien, Revenue Bond, 5.000%, 7/1/2038	530,000	558,773
Florida
Series A, G.O. Bond, 5.000%, 6/1/2025	1,857,000	1,960,199
Series B, G.O. Bond, 5.000%, 6/1/2024	930,000	958,706
Florida Department of Transportation Turnpike System, Series B, Revenue Bond, 2.500%, 7/1/2026	505,000	496,017
JEA Electric System, Series A, Revenue Bond, 5.000%, 10/1/2028	1,000,000	1,108,571
Miami-Dade County, Revenue Bond, 5.000%, 4/1/2028	1,015,000	1,129,246
Miami-Dade County, Water & Sewer System, Sewer Impt., Revenue Bond, 5.000%, 10/1/2028	2,000,000	2,224,216
Orlando Utilities Commission, Series C, Revenue Bond, 5.000%, 10/1/2025	665,000	705,544
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
FLORIDA (continued)
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL, 5.250%, 9/1/2023	500,000	$507,331
School District of Broward County, School Impt., G.O. Bond, 5.000%, 7/1/2032	1,895,000	2,194,440
Tampa-Hillsborough County Expressway Authority, Highway Impt., Series A, Revenue Bond, BAM, 5.000%, 7/1/2028	1,000,000	1,094,506
		14,000,389
GEORGIA - 2.7%
Georgia, School Impt., Series A, G.O. Bond, 5.000%, 7/1/2033	5,000,000	5,879,014
HAWAII - 2.2%
City & County of Honolulu, Transit Impt., Series E, G.O. Bond, 5.000%, 3/1/2027	2,000,000	2,188,779
Hawaii
Series FE, G.O. Bond, 5.000%, 10/1/2025	1,505,000	1,599,227
Series GJ, G.O. Bond, 1.033%, 8/1/2025	500,000	455,649
Honolulu County, Series E, G.O. Bond, 5.000%, 9/1/2028	500,000	552,246
		4,795,901

ILLINOIS - 3.8%
Aurora, Waterworks & Sewerage, Series B, Revenue Bond, 3.000%, 12/1/2023	625,000	625,993
Illinois, Public Impt., Series A, G.O. Bond, 5.000%, 11/1/2024	1,800,000	1,836,458
Illinois Municipal Electric Agency Series A, Revenue Bond, 5.000%, 2/1/2025	2,000,000	2,082,884
Series A, Revenue Bond, 5.000%, 2/1/2026	730,000	767,987
Illinois State Toll Highway Authority Highway Impt., Series B, Revenue Bond, 5.000%, 1/1/2038	1,050,000	1,098,996
Series B, Revenue Bond, 5.000%, 1/1/2031	1,500,000	1,708,866
		8,121,184
INDIANA - 0.5%
South Bend Sewage Works, Revenue Bond, 3.000%, 12/1/2025	1,075,000	1,083,704
IOWA - 1.7%
Cedar Falls IA, Municipal Electric Utility, Revenue Bond, 5.000%, 12/1/2023	2,000,000	2,038,646
Des Moines, Stormwater Utility, Public Impt., Series B, Revenue Bond, 5.000%, 6/1/2031	865,000	1,001,500
Johnston, Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2023	520,000	524,386
		3,564,532

The accompanying notes are an integral part of the financial statements.

 6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
KANSAS - 0.9%
Topeka, Series A, G.O. Bond, 4.000%, 8/15/2024	1,440,000	$1,468,243
Wichita, Water & Sewer Utility, Series A, Revenue Bond, 5.000%, 10/1/2024	500,000	519,111
		1,987,354
KENTUCKY - 1.9%
Kentucky Municipal Power Agency, Series A, Revenue Bond, NATL, 5.000%, 9/1/2024	1,355,000	1,375,308
Louisville/Jefferson County Metropolitan Government, Public Impt., G.O. Bond, 4.900%, 11/15/2023	2,760,000	2,750,441
		4,125,749
LOUISIANA - 0.4%
New Orleans
Sewer Impt., Revenue Bond, 5.000%, 6/1/2023	300,000	301,837
Sewer Impt., Series B, Revenue Bond, 5.000%, 6/1/2027	500,000	535,392
		837,229
MAINE - 0.6%
Maine Municipal Bond Bank, Highway Impt., Series A, Revenue Bond, 5.000%, 9/1/2027	675,000	739,549
Maine Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 7/1/2033	550,000	626,725
		1,366,274
MARYLAND - 6.1%
Baltimore County
G.O. Bond, 5.000%, 3/1/2023	665,000	667,180
G.O. Bond, 5.000%, 8/1/2028	1,000,000	1,123,613
Maryland
School Impt., Series A, G.O. Bond, 5.000%, 8/1/2028	905,000	1,017,294
School Impt., Series A, G.O. Bond, 5.000%, 3/1/2033	5,000,000	5,849,233
School Impt., Series A, G.O. Bond, 5.000%, 8/1/2035	1,000,000	1,136,127
Series B, G.O. Bond, 5.000%, 8/1/2025	1,000,000	1,058,514
Maryland Health & Higher Educational Facilities Authority, Prerefunded Balance, Revenue Bond, 5.000%, 7/1/2030	1,010,000	1,069,551
Prince George’s County, Public Impt., Series A, G.O. Bond, 5.000%, 7/15/2028	1,135,000	1,275,878
		13,197,390
MASSACHUSETTS - 2.3%
Commonwealth of Massachusetts, Series B, G.O. Bond, 5.000%, 7/1/2029	775,000	883,634
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
MASSACHUSETTS (continued)
Massachusetts
Public Impt., Series D, G.O. Bond, 5.000%, 4/1/2026	1,095,000	$1,174,040
Series B, G.O. Bond, 5.000%, 7/1/2024	410,000	423,106
The Massachusetts Clean Water Trust, Water Utility Impt., Revenue Bond, 5.000%, 2/1/2030	2,100,000	2,430,320
		4,911,100
MINNESOTA - 0.5%
Minnesota, Public Impt., Series A, G.O. Bond, 5.000%, 8/1/2026	1,030,000	1,092,033
MISSISSIPPI - 0.2%
Mississippi, Series E, G.O. Bond, 1.122%, 10/1/2025	500,000	454,511
MISSOURI - 2.1%
Clayton, G.O. Bond, 4.000%, 3/15/2028	510,000	545,482
Columbia School District, Series B, G.O. Bond, 5.000%, 3/1/2026	1,635,000	1,749,900
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond, 4.000%, 1/1/2025	750,000	767,868
Missouri Joint Municipal Electric Utility Commission, Prairie Street Project, Revenue Bond, 5.000%, 1/1/2027	1,410,000	1,508,370
		4,571,620
NEBRASKA - 1.7%
Lincoln Electric System Revenue, Series A, Prerefunded Balance, Revenue Bond, 5.000%, 9/1/2030	1,000,000	1,059,184
Nebraska Public Power District, Series B, Revenue Bond, 5.000%, 1/1/2030	640,000	728,027
Omaha, Public Impt., Series A, G.O. Bond, 2.500%, 1/15/2023	760,000	759,891
Omaha Public Power District, Series A, Revenue Bond, 5.000%, 2/1/2031	1,000,000	1,104,996
		3,652,098
NEVADA - 0.6%
Washoe County School District, School Impt., Series A, G.O. Bond, 5.000%, 10/1/2025	1,230,000	1,304,335
NEW JERSEY - 1.4%
New Jersey Economic Development Authority
Revenue Bond, 5.000%, 6/15/2028	700,000	756,182
School Impt., Revenue Bond, 5.000%, 6/15/2029	750,000	815,927
New Jersey Transportation Trust Fund Authority, Transit Impt., Series AA, Revenue Bond, 5.000%, 6/15/2026	1,445,000	1,505,233
		3,077,342
NEW MEXICO - 0.9%
Albuquerque, Series D, G.O. Bond, 5.000%, 7/1/2025	1,000,000	1,055,484

The accompanying notes are an integral part of the financial statements.

 7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
NEW MEXICO (continued)
Bernalillo County, Public Impt., Recreational Facility Impt., G.O. Bond, 4.000%, 8/15/2024	785,000	$800,790
		1,856,274
NEW YORK - 12.1%
Metropolitan Transportation Authority, Transit Impt., Green Bond, Series C-1, Revenue Bond, 4.750%, 11/15/2045	2,000,000	1,885,786
New York City
Public Impt., Subseries F-3, G.O. Bond, 5.000%, 12/1/2024	825,000	859,130
Series B-1, G.O. Bond, 5.000%, 8/1/2027	1,600,000	1,757,394
Series E, G.O. Bond, 5.000%, 8/1/2026	1,200,000	1,054,658
Series E, G.O. Bond, 5.000%, 8/1/2026	1,905,000	2,054,007
Series J, G.O. Bond, 5.000%, 8/1/2023	950,000	961,193
New York City Municipal Water Finance Authority, Series EE, Revenue Bond, 5.000%, 6/15/2040	3,500,000	3,724,091
New York City Transitional Finance Authority, Building Aid, Series S-4A, Prerefunded Balance, Revenue Bond, 5.000%, 7/15/2023	645,000	651,088
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 3.650%, 11/1/2024	635,000	621,218
New York State Dormitory Authority Public Impt., Series C, Prerefunded Balance, Revenue Bond, 5.000%, 3/15/2023	2,000,000	2,008,129
School Impt., Series E, Revenue Bond, AGM, 5.000%, 10/1/2025	860,000	872,046
Series C, Prerefunded Balance, Revenue Bond, 0.887%, 3/15/2025	950,000	873,542
Series C, Prerefunded Balance, Revenue Bond, 1.187%, 3/15/2026	1,110,000	988,136
New York State Thruway Authority, Series B, Revenue Bond, 4.000%, 1/1/2038	2,390,000	2,329,545
New York State Urban Development Corp.
Economic Impt., Correctional Facility Impt, Series B, Revenue Bond, 2.020%, 3/15/2024	475,000	459,652
Highway Impt., Series C, Prerefunded Balance, Revenue Bond, 5.000%, 3/15/2024	765,000	768,030
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 222, Revenue Bond, 5.000%, 7/15/2032	1,185,000	1,353,447
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
NEW YORK (continued)
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond, 5.000%, 11/15/2023	2,805,000	$2,826,153
		26,047,245
NORTH CAROLINA - 3.6%
Charlotte, Water & Sewer System, Revenue Bond, 5.000%, 7/1/2024	1,235,000	1,275,279
Mecklenburg County, School Impt., G.O. Bond, 5.000%, 3/1/2030	3,675,000	4,252,031
North Carolina Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 2/1/2024	1,500,000	1,527,261
Raleigh, Series A, G.O. Bond, 5.000%, 9/1/2023	700,000	710,033
		7,764,604
OHIO - 3.2%
Brecksville-Broadview Heights City School District, School Impt., Prerefunded Balance, G.O. Bond, 5.000%, 12/1/2048	1,000,000	1,018,317
Cincinnati, Public Impt., Series A, G.O. Bond, 5.000%, 12/1/2027	1,100,000	1,219,015
Cincinnati, Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 12/1/2032	1,410,000	1,666,203
Mason
Recreational Facility Impt., Series A, G.O. Bond, 3.000%, 12/1/2023	595,000	596,048
Recreational Facility Impt., Series B, G.O. Bond, 2.000%, 12/1/2023	680,000	675,145
Ohio
Series A, G.O. Bond, 5.000%, 6/15/2028	500,000	561,068
Series A, G.O. Bond, 5.000%, 6/15/2029	1,000,000	1,142,310
		6,878,106
OREGON - 0.7%
Metro, Recreational Facility Impt., Series A, G.O. Bond, 5.000%, 6/1/2023	825,000	826,262
Oregon, Public Impt., Series K, G.O. Bond, 5.000%, 8/1/2023	575,000	581,914
		1,408,176
PENNSYLVANIA - 3.1%
Pennsylvania Turnpike Commission
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2029	750,000	825,986
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2030	850,000	935,119
Highway Impt., Series A-1, Revenue Bond, 5.000%, 12/1/2023	1,200,000	1,221,674
Series A-2, Revenue Bond, 5.000%, 6/1/2028	590,000	624,966
Philadelphia, Water & Wastewater, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/1/2040	2,450,000	2,664,209

The accompanying notes are an integral part of the financial statements.

 8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM, 5.000%, 9/1/2032	300,000	$334,601
		6,606,555
TENNESSEE - 3.3%
Clarksville, Electric System, Revenue Bond, 5.000%, 9/1/2029	1,015,000	1,116,327
Knoxville Electric System Revenue, Series FF, Revenue Bond, 5.000%, 7/1/2023	800,000	800,908
Knoxville, Wastewater System, Sewer Impt., Series A, Revenue Bond, 5.000%, 4/1/2032	2,500,000	2,966,223
Metropolitan Government of Nashville & Davidson County, Water & Sewer, Series B, Revenue Bond, 1.031%, 7/1/2025	650,000	592,870
Putnam County, G.O. Bond, 5.000%, 4/1/2025	500,000	524,703
Sullivan County, Correctional Facility Impt, G.O. Bond, 5.000%, 5/1/2027	1,000,000	1,095,531
		7,096,562
TEXAS - 13.2%
Central Texas Turnpike System, Series C, Revenue Bond, 5.000%, 8/15/2027	1,470,000	1,506,196
Corpus Christi, G.O. Bond, 5.000%, 3/1/2024	1,000,000	1,024,474
Cypress-Fairbanks Independent School District, School Impt., Series A, G.O. Bond, 5.000%, 2/15/2028	2,250,000	2,501,757
Dallas, Waterworks & Sewer System, Series C, Revenue Bond, 5.000%, 10/1/2028	1,715,000	1,931,790
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond, 5.000%, 8/15/2023	600,000	607,482
Houston, Combined Utility System Series A, Revenue Bond, 5.000%, 11/15/2031	1,140,000	1,332,682
Series C, Revenue Bond, 5.000%, 5/15/2024	1,005,000	1,032,423
Irving, Public Impt., G.O. Bond, 5.000%, 9/15/2032	3,030,000	3,536,914
North Texas Municipal Water District Water System, Series A, Revenue Bond, 5.000%, 9/1/2027	1,500,000	1,652,099
North Texas Tollway Authority Series A, Revenue Bond, 5.000%, 1/1/2026	500,000	510,086
Series A, Revenue Bond, 5.000%, 1/1/2027	2,000,000	2,124,593
Series B, Revenue Bond, 5.000%, 1/1/2029	925,000	1,036,684
San Angelo Independent School District, Series A, G.O. Bond, 5.000%, 2/15/2024	1,645,000	1,683,739
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
TEXAS (continued)
San Antonio Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 5/15/2032	1,075,000	$1,187,753
Tarrant County, Highway Impt., G.O. Bond, 5.000%, 7/15/2036	2,300,000	2,591,299
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bond, 5.000%, 12/15/2026	200,000	206,177
Revenue Bond, 5.000%, 12/15/2027	600,000	621,798
Revenue Bond, 5.000%, 12/15/2028	250,000	259,725
Texas Water Development Board Water Utility Impt., Revenue Bond, 5.000%, 10/15/2025	1,000,000	1,063,526
Water Utility Impt., Series B, Revenue Bond, 5.000%, 10/15/2025	1,845,000	1,962,206
		28,373,403
UTAH - 0.4%
Salt Lake City Corp., Series B, G.O. Bond, 5.000%, 6/15/2026	830,000	896,061
VIRGINIA - 4.9%
Fairfax County
Public Impt., Series A, Prerefunded Balance, G.O. Bond, 5.000%, 10/1/2035	3,580,000	3,850,605
Series B, G.O. Bond, 5.000%, 10/1/2024	5,855,000	6,086,044
Richmond, Public Utility, Series B, Revenue Bond, 2.086%, 1/15/2025	515,000	484,836
		10,421,485
WASHINGTON - 5.4%
Seattle, Water System, Water Utility Impt., Revenue Bond, 5.000%, 9/1/2025	3,000,000	3,177,121
Washington
Highway Impt., Series B, G.O. Bond, 5.000%, 8/1/2025	1,480,000	1,498,193
School Impt., Series 2020A, G.O. Bond, 5.000%, 8/1/2032	4,255,000	4,810,745
Series R, G.O. Bond, 5.000%, 8/1/2027	2,000,000	2,204,056
		11,690,115
WEST VIRGINIA - 0.9%
West Virginia, Series A, G.O. Bond, 5.000%, 6/1/2025	1,860,000	1,959,825
WISCONSIN - 4.2%
Mid-St. Technical College District, G.O. Bond, 2.000%, 3/1/2024	600,000	593,032
Milwaukee Metropolitan Sewerage District, Sewer Impt., Series A, G.O. Bond, 4.000%, 10/1/2026	1,900,000	1,985,597
Western Technical College District, Series A, G.O. Bond, 3.000%, 4/1/2025	600,000	602,618

The accompanying notes are an integral part of the financial statements.

 9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
WISCONSIN (continued)
Wisconsin, Public Impt., Series B, G.O. Bond, 5.000%, 5/1/2024	5,750,000	$5,913,710
		9,094,957
TOTAL MUNICIPAL BONDS
(Identified Cost $215,157,702)		206,635,979

MUTUAL FUND - 3.1%
iShares National Muni Bond ETF
(Identified Cost $7,083,057)	62,191	6,562,395

SHORT-TERM INVESTMENT - 0.8%
Dreyfus Government Cash Management, Institutional Shares, 4.19%[2]
(Identified Cost $1,691,784)	1,691,784	1,691,784

TOTAL INVESTMENTS - 99.9%
(Identified Cost $223,932,543)		214,890,158
OTHER ASSETS, LESS LIABILITIES -0.1%		243,127
NET ASSETS - 100.0%		$215,133,285

ETF - Exchange-Traded Fund

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Rate shown is the current yield as of December 31, 2022.

The accompanying notes are an integral part of the financial statements.

 10

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2022

ASSETS:

Investments, at value (identified cost $223,932,543) (Note 2)	$214,890,158
Interest receivable	2,771,486
Receivable for fund shares sold	638,927
Dividends receivable	7,923
Prepaid expenses	8,463

TOTAL ASSETS	218,316,957

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	23,376
Accrued Chief Compliance Officer service fees (Note 3)	2,063
Accrued management fees (Note 3)	903
Payable for fund shares repurchased	3,129,005
Other payables and accrued expenses	28,325

TOTAL LIABILITIES	3,183,672

TOTAL NET ASSETS	$215,133,285

NET ASSETS CONSIST OF:

Capital stock	$209,990
Additional paid-in-capital	222,057,142
Total distributable earnings (loss)	(7,133,847)

TOTAL NET ASSETS	$215,133,285

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($2,162,283/211,166 shares)	$10.24

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($212,971,002/20,787,848 shares)	$10.24

The accompanying notes are an integral part of the financial statements.

 11

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:

Interest	$3,025,746
Dividends	226,590

Total Investment Income	3,252,336

EXPENSES:

Management fees (Note 3)	978,907
Fund accounting and administration fees (Note 3)	79,341
Directors’ fees (Note 3)	23,526
Chief Compliance Officer service fees (Note 3)	8,983
Professional fees	67,500
Custodian fees	5,113
Miscellaneous	69,479

Total Expenses	1,232,849
Less reduction of expenses (Note 3)	(968,019)

Net Expenses	264,830

NET INVESTMENT INCOME	2,987,506

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(95,411)

Net change in unrealized appreciation (depreciation) on investments	(10,937,294)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(11,032,705)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,045,199)

The accompanying notes are an integral part of the financial statements.

 12

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,987,506	$1,843,322
Net realized gain (loss) on investments	(95,411)	8,714,790
Net change in unrealized appreciation (depreciation) on investments	(10,937,294)	(9,903,740)

Net increase (decrease) from operations	(8,045,199)	654,372

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class A	(12,871)	(151,254)
Class W	(2,248,038)	(7,220,650)

Total distributions to shareholders	(2,260,909)	(7,371,904)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	107,069,093	(131,176,695)

Net increase (decrease) in net assets	96,762,985	(137,894,227)

NET ASSETS:

Beginning of year	118,370,300	256,264,527

End of year	$215,133,285	$118,370,300

The accompanying notes are an integral part of the financial statements.

 13

Diversified Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.94	$11.58	$11.14	$10.90	$10.98
Income (loss) from investment operations:
Net investment income[1]	0.10	0.10	0.15	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.74)	(0.08)	0.48	0.39	(0.08)
Total from investment operations	(0.64)	0.02	0.63	0.56	0.07
Less distributions to shareholders:
From net investment income	(0.06)	(0.09)	(0.10)	(0.20)	(0.15)
From net realized gain on investments	(0.00)[2]	(0.57)	(0.09)	(0.12)	—
Total distributions to shareholders	(0.06)	(0.66)	(0.19)	(0.32)	(0.15)

Net asset value - End of year	$10.24	$10.94	$11.58	$11.14	$10.90
Net assets - End of year (000’s omitted)	$2,162	$2,430	$2,324	$4,394	$297,814
Total return[3]	(5.83% )	0.16%	5.73%	5.10%	0.65%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.63%	0.67%	0.61%	0.58%	0.59%
Net investment income	1.00%	0.91%	1.35%	1.62%	1.42%
Series portfolio turnover	10%	23%	41%	29%	12%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

 14

Diversified Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	12/31/22	12/31/21	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.94	$11.59	$11.15	$11.01
Income (loss) from investment operations:
Net investment income[2]	0.16	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investments	(0.75)	(0.09)	0.48	0.31
Total from investment operations	(0.59)	0.07	0.69	0.51
Less distributions to shareholders:
From net investment income	(0.11)	(0.15)	(0.16)	(0.25)
From net realized gain on investments	(0.00)[3]	(0.57)	(0.09)	(0.12)
Total distributions to shareholders	(0.11)	(0.72)	(0.25)	(0.37)

Net asset value - End of period	$10.24	$10.94	$11.59	$11.15
Net assets - End of period (000’s omitted)	$212,971	$115,940	$253,941	$189,336
Total return[4]	(5.40% )	0.62%	6.23%	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.13%	0.17%	0.11%	0.11%[5]
Net investment income	1.53%	1.42%	1.79%	2.14%[5]
Series portfolio turnover	10%	23%	41%	29%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.50%	0.50%	0.50%	0.50% [5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

 15

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

 16

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Municipal Bonds	$206,635,979	$—	$206,635,979	$—
Mutual fund	6,562,395	6,562,395	—	—
Short-Term Investment	1,691,784	1,691,784	—	—
Total assets	$214,890,158	$8,254,179	$206,635,979	$—

There were no Level 3 securities held by the Series as of December 31, 2021 or December 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

 17

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2019 through December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Through the end of 2022, distributions to shareholders of net investment income were made quarterly; effective January 2023, such distributions will be made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

 18

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $968,019 in management fees for Class W shares for the year ended December 31, 2022 This amount is included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022 , there are no expenses eligible to be recouped by the Advisor.

4.	Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $136,824,203 and $11,745,000, respectively. Sales of U.S. Government securities, other than short-term securities, were $6,887,988. There were no purchases of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of Diversified Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	88,261	$898,599	121,144	$1,400,116
Reinvested	1,177	12,062	13,707	150,949
Repurchased	(100,409)	(1,034,932)	(113,352)	(1,298,287)
Total	(10,971)	$(124,271)	21,499	$252,778

 19

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	12,731,910	$133,342,070	1,222,473	$14,076,424
Reinvested	198,134	2,031,739	629,320	6,944,529
Repurchased	(2,737,634)	(28,180,445)	(13,167,815)	(152,450,426)
Total	10,192,410	$107,193,364	(11,316,022)	$(131,429,473)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended December 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2022.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments, callable bonds and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2022, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $91,345 and decrease Total Distributable Earnings (Loss) by $91,345. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
Ordinary income	$189,332	$557,648
Tax exempt income	$2,055,182	$1,548,715
Long-term capital gains	$16,395	$5,265,541

 20

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$223,906,748
Unrealized appreciation	69,727
Unrealized depreciation	(9,086,317)
Net unrealized depreciation	$(9,016,590)
Undistributed tax exempt income	$2,074,578
Capital loss carryforwards	$(202,008)

As of December 31, 2022, the Series had net short-term capital loss carryforwards of $94,861 and net long-term capital loss carryforwards of $107,147, which may be carried forward indefinitely.

9.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 21

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 22

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement
(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 23

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement
(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

 24

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement
(unaudited)

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 25

Diversified Tax Exempt Series

Liquidity Risk Management Program Disclosure
(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 26

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

 27

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:

Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

 28

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017- 2019) - Thornburg Investment Management, Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP Holds one or more of the following titles for various affiliates: General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

 29

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/22-AR

 30

www.manning-napier.com

Manning & Napier Fund, Inc.

New York Tax Exempt Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely,

Marc Mayer
Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, experienced double-digit losses for the year, experiencing the worst calendar year on record going back to the late 1970s. Losses were primarily attributable to the sharp rise in interest rates that occurred as the Federal Reserve raised the federal funds rate seven times throughout the year for a total increase of 4.25% in an effort to bring down high levels of inflation. That stated, the municipal bond market fared much better as the rise in interest rates was dampened by continued investor demand and lower new issuance levels, causing yields to increase by less than taxable bonds.

The New York Tax-Exempt Series Class A shares delivered negative absolute returns and underperformed on a relative basis, returning -5.90% during the year versus -4.90% for its benchmark (i.e., the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index).

Underperformance was primarily attributable to the Series’ longer duration and subsequent exposure to the long end of the yield curve as rates increased over the period.

Please note that the Fund’s Board of Directors approved the closure of the Series at their November 15, 2022 Board meeting. The Series has been closed and liquidated as of the end of business on 1/20/2023.

Performance for the New York Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
New York Tax Exempt Series - Class A2	(5.90%)	0.82%	0.66%
New York Tax Exempt Series - Class W2,3	(5.46%)	1.23%	0.87%
Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[4]	(4.90%)	1.33%	1.63%

The following graph compares the value of a $10,000 investment in the New York Tax Exempt Series - Class A for the ten years ended December 31, 2022 to the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this net expense ratio was 0.71% for Class A and 0.21% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.71% for Class A and 0.71% for Class W for the year ended December 31, 2022.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class A
Actual	$1,000.00	$1,001.30	$3.63	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class W
Actual	$1,000.00	$1,004.20	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$1.07	0.21%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Bill is a short-term obligation of the U.S. Treasury issued with a maturity less than one year.

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 91.2%
Albany
Public Impt., G.O. Bond, AGM, 3.000%, 1/15/2026	595,000	$599,413
Public Impt., G.O. Bond, AGM, 3.000%, 1/15/2027	445,000	448,697
Albany County
Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2024	250,000	257,769
Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2026	430,000	464,049
Amsterdam City School District, G.O. Bond, AGM, 4.000%, 6/15/2024	1,135,000	1,147,667
Bath Central School District, G.O. Bond, 4.000%, 6/15/2025	750,000	768,377
Beacon City School District, G.O. Bond, 2.000%, 6/15/2024	390,000	384,060
Briarcliff Manor, Public Impt., G.O. Bond, 5.000%, 2/1/2023	400,000	400,501
Brighton Central School District
G.O. Bond, 2.125%, 6/15/2025	500,000	493,465
School Impt., G.O. Bond, 2.000%, 6/15/2026	1,520,000	1,490,543
School Impt., G.O. Bond, 2.000%, 6/15/2027	1,330,000	1,298,966
Brookhaven
Public Impt., Recreational Facility Impt., G.O. Bond, 4.000%, 3/15/2025	400,000	405,490
Public Impt., Recreational Facility Impt., G.O. Bond, 4.000%, 3/15/2026	1,155,000	1,171,163
Brookhaven-Comsewogue Union Free School District, School Impt., G.O. Bond, 2.250%, 5/15/2024	500,000	495,922
Buffalo, Public Impt., Recreational Facility Impt., Series A, G.O. Bond, 5.000%, 4/1/2024	250,000	256,714
Buffalo Municipal Water Finance Authority
Series A, Revenue Bond, 5.000%, 7/1/2023	300,000	302,873
Water Utility Impt., Series A, Revenue Bond, AGM, 5.000%, 7/1/2039	250,000	260,936
Water Utility Impt., Series A, Revenue Bond, AGM, 5.000%, 7/1/2043	600,000	622,024
Water Utility Impt., Series A, Revenue Bond, AGM, 5.000%, 7/1/2048	250,000	257,508
Clarkstown, Public Impt., Series A, G.O. Bond, 2.000%, 6/15/2026	535,000	525,673
Commack Union Free School District, School Impt., Series A, G.O. Bond, 1.000%, 6/15/2025	1,400,000	1,344,802
Dutchess County
Series B, G.O. Bond, 2.000%, 4/1/2026	1,175,000	1,155,895
Series B, G.O. Bond, 2.000%, 4/1/2027	1,000,000	978,401
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Enlarged City School District of Troy, G.O. Bond, BAM, 2.000%, 6/1/2026	500,000	$488,741
Erie County
Public Impt., Series A, G.O. Bond, 5.000%, 9/15/2026	300,000	325,953
Public Impt., Series A, G.O. Bond, 5.000%, 9/15/2027	200,000	221,829
Erie County Fiscal Stability Authority, Series D Revenue Bond, 5.000%, 9/1/2038	1,000,000	1,052,983
Gates Chili Central School District
School Impt., G.O. Bond, 3.125%, 6/15/2024	300,000	300,171
School Impt., G.O. Bond, 3.125%, 6/15/2025	245,000	245,978
School Impt., G.O. Bond, 3.125%, 6/15/2026	265,000	266,799
Greece Central School District, G.O. Bond, BAM, 2.500%, 6/15/2023	620,000	618,869
Haverstraw-Stony Point Central School District, G.O. Bond, 2.250%, 10/15/2027	510,000	499,655
Kings Park Central School District, School Impt., G.O. Bond, 2.000%, 9/1/2024	415,000	409,630
Mamaroneck Union Free School District, School Impt., G.O. Bond, 4.000%, 8/15/2032	1,000,000	1,064,407
Metropolitan Transportation Authority, Transit Impt., Green Bond, Series C-1, Revenue Bond, 4.750%, 11/15/2045	1,175,000	1,107,899
Nassau County Interim Finance Authority
Series A, Revenue Bond, 5.000%, 11/15/2030	630,000	741,690
Series A, Revenue Bond, 4.000%, 11/15/2034	760,000	805,663
New Windsor
Public Impt., G.O. Bond, AGM, 3.000%, 6/15/2024	580,000	579,563
Public Impt., G.O. Bond, AGM, 3.000%, 6/15/2025	580,000	580,901
Public Impt., G.O. Bond, AGM, 3.000%, 6/15/2026	230,000	230,838
New York, Highway Impt., Series A, G.O. Bond, 5.000%, 3/15/2023	510,000	512,089
New York City
G.O. Bond, 5.000%, 8/1/2026	515,000	555,270
Public Impt., Series 2, G.O. Bond, 3.375%, 3/1/2025	500,000	484,262
Public Impt., Series D2, G.O. Bond, 3.430%, 12/1/2024	500,000	486,436
Series B-1, G.O. Bond, 5.000%, 8/1/2027	1,400,000	1,537,720
Series D, G.O. Bond, 1.216%, 8/1/2026	500,000	439,441
Series E, G.O. Bond, 5.000%, 8/1/2026	1,500,000	1,617,328

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City Municipal Water Finance Authority
Revenue Bond, 5.000%, 6/15/2040	1,510,000	$1,626,936
Water Utility Impt., Series CC-1, Revenue Bond, 5.000%, 6/15/2032	1,310,000	1,506,279
Water Utility Impt., Subseries BB-1, Revenue Bond, 5.000%, 6/15/2046	2,000,000	2,082,636
New York City Transitional Finance Authority Building Aid
Prerefunded Balance, Revenue Bond, 5.000%, 7/15/2023	390,000	393,574
Public Impt., Series S1, Revenue Bond, 5.000%, 7/15/2025	1,030,000	1,074,994
Public Impt., Series S2, Prerefunded Balance, Revenue Bond, 5.000%, 7/15/2023	1,905,000	1,925,466
Public Impt., Series S2, Unrefunded Balance, Revenue Bond, 5.000%, 7/15/2023	95,000	95,999
Unrefunded Balance, Revenue Bond, 5.000%, 7/15/2023	430,000	434,521
New York City Transitional Finance Authority Future Tax Secured
Public Impt., Revenue Bond, 5.000%, 5/1/2031	780,000	904,223
Revenue Bond, 5.000%, 11/1/2024	750,000	779,820
New York State Dormitory Authority
Highway Impt., Series A, Prerefunded Balance, Revenue Bond, 5.000%, 3/15/2027	1,115,000	1,214,685
School Impt., Series A, Prerefunded Balance, Revenue Bond, 5.000%, 3/15/2027	450,000	491,697
School Impt., Series A, Revenue Bond, BAM, 5.000%, 10/1/2031	2,500,000	2,873,326
School Impt., Series D, Revenue Bond, 5.000%, 2/15/2031	1,365,000	1,552,466
School Impt., Series D, Revenue Bond, AGM, 5.000%, 10/1/2030	1,000,000	1,115,101
School Impt., Series E, Prerefunded Balance, Revenue Bond, 5.000%, 3/15/2026	760,000	814,251
Series A, Prerefunded Balance, Revenue Bond, 5.000%, 7/1/2024	1,680,000	1,697,946
Series A, Unrefunded Balance, Revenue Bond, 5.000%, 2/15/2030	1,500,000	1,633,316
Series C, Prerefunded Balance, Revenue Bond, 0.887%, 3/15/2025	500,000	459,759
Series E, Revenue Bond, 5.000%, 3/15/2033	1,250,000	1,463,780
New York State Environmental Facilities Corp.
Water and Sewer, Series A, Revenue Bond, 5.000%, 6/15/2025	300,000	302,936
Water Utility Impt., Revenue Bond, 5.000%, 6/15/2028	2,250,000	2,536,047

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Environmental Facilities Corp. (continued)
Water Utility Impt., Series B, Revenue Bond, 4.000%, 8/15/2046	2,000,000	$1,955,587
New York State Thruway Authority
Highway Impt., Series A-1, Revenue Bond, 5.000%, 3/15/2023	1,025,000	1,029,161
Highway Impt., Series A-1, Revenue Bond, 5.000%, 3/15/2025	1,245,000	1,306,121
Series B, Revenue Bond, 4.000%, 1/1/2038	1,000,000	974,705
New York State Urban Development Corp.
Economic Impt., Series A, Revenue Bond, 5.000%, 3/15/2025	435,000	456,442
Economic Impt., Series B, Prerefunded Balance, Revenue Bond, 3.250%, 3/15/2025	800,000	771,687
Public Impt., Recreational Facility Impt., Revenue Bond, 5.000%, 3/15/2032	500,000	571,727
Public Impt., Series C-3, Revenue Bond, 5.000%, 3/15/2041	850,000	891,592
Series A, Prerefunded Balance, Revenue Bond, 5.000%, 3/15/2027	1,875,000	2,018,084
North Colonie Central School District, G.O. Bond, 2.000%, 7/15/2027	1,000,000	976,577
North Rose-Wolcott Central School District, G.O. Bond, AGM, 2.000%, 6/15/2025	500,000	491,385
Onondaga County, Public Impt., Telecommunications Impt., G.O. Bond, 5.000%, 5/15/2023	1,000,000	1,007,487
Orangetown, Series B, G.O. Bond, 5.000%, 9/15/2026	355,000	385,731
Perinton, G.O. Bond, 4.000%, 12/15/2023	160,000	161,543
Phelps-Clifton Springs Central School District, G.O. Bond, 3.750%, 6/15/2023	955,000	958,255
Port Authority of New York & New Jersey
Airport & Marina Impt., Consolidated Series 222, Revenue Bond, 5.000%, 7/15/2032	1,065,000	1,216,389
Consolidated Series 184, Revenue Bond, 5.000%, 9/1/2025	1,000,000	1,032,821
Sachem Central School District, G.O. Bond, 5.000%, 10/15/2023	250,000	253,888
Sales Tax Asset Receivable Corp.
Series A, Prerefunded Balance, Revenue Bond, 5.000%, 10/15/2028	2,500,000	2,600,438
Series A, Prerefunded Balance, Revenue Bond, 5.000%, 10/15/2030	520,000	540,656
Schenectady, School Impt., G.O. Bond, 2.000%, 12/15/2024	1,485,000	1,468,298
Smithtown, Public Impt., Recreational Facility Impt., G.O. Bond, 2.000%, 2/15/2023	435,000	434,525

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
South Glens Falls Central School District, Series A, G.O. Bond, 2.000%, 7/15/2027	2,655,000	$2,584,439
South Jefferson Central School District, G.O. Bond, AGM, 4.000%, 4/15/2025	1,125,000	1,145,428
Sullivan County, Public Impt., G.O. Bond, 3.000%, 11/15/2023	500,000	501,036
Triborough Bridge & Tunnel Authority
Highway Impt., Series A, Revenue Bond, 5.000%, 11/15/2023	350,000	356,433
Highway Impt., Series A, Revenue Bond, 4.000%, 11/15/2044	500,000	474,842
Series B, Revenue Bond, 5.000%, 11/15/2023	2,000,000	2,036,758
Series B, Revenue Bond, 5.000%, 11/15/2029	360,000	394,985
Ulster County, G.O. Bond, 4.000%, 11/15/2025	490,000	509,499
Uniondale Union Free School District, School Impt., G.O. Bond, 5.000%, 5/1/2024	1,955,000	2,008,669
Vestal Central School District, G.O. Bond, 2.000%, 6/15/2025	685,000	670,030
Wappinger
Highway Impt., G.O. Bond, 2.000%, 10/1/2027	310,000	298,134
Highway Impt., G.O. Bond, 2.000%, 10/1/2028	320,000	304,530
Webster Central School District
School Impt., G.O. Bond, 2.125%, 10/15/2025	320,000	315,663
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Webster Central School District (continued)
School Impt., G.O. Bond, 2.250%, 10/15/2026	330,000	$326,068
TOTAL MUNICIPAL BONDS (Identified Cost $94,814,206)		91,114,394

MUTUAL FUND - 3.1%
iShares New York Muni Bond ETF
(Identified Cost $3,338,367)	58,863	3,084,421

U.S. GOVERNMENT SECURITIES - 3.5%

U.S. Treasury Bills - 3.5%
U.S. Treasury Bill
4.103%, 2/16/2023[2]	500,000	497,519
4.307%, 3/16/2023[2]	500,000	495,819
4.415%, 4/13/2023[2]	500,000	494,371
2.754%, 4/20/2023[2]	500,000	493,507
4.510%, 5/4/2023[2]	500,000	492,504
2.839%, 6/15/2023[2]	500,000	489,993
2.893%, 7/13/2023[2]	500,000	488,219
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $3,461,403)		3,451,932

SHORT-TERM INVESTMENT - 1.4%
Dreyfus Government Cash Management, Institutional Shares, 4.19%[3]
(Identified Cost $1,403,712)	1,403,712	1,403,712

TOTAL INVESTMENTS - 99.2% (Identified Cost $103,017,688)		99,054,459
OTHER ASSETS, LESS LIABILITIES - 0.8%		818,978
NET ASSETS - 100.0%		$99,873,437

ETF - Exchange-Traded Fund

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Represents the annualized yield at time of purchase.

3Rate shown is the current yield as of December 31, 2022.

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2022

ASSETS:

Investments, at value (identified cost $103,017,688) (Note 2)	$99,054,459
Interest receivable	983,320
Receivable for fund shares sold	162,458
Dividends receivable	5,335
Prepaid expenses	1,954

TOTAL ASSETS	100,207,526

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	18,807
Accrued Chief Compliance Officer service fees (Note 3)	2,063
Accrued management fees (Note 3)	666
Payable for fund shares repurchased	284,591
Professional fees payable	19,530
Other payables and accrued expenses	8,432

TOTAL LIABILITIES	334,089

TOTAL NET ASSETS	$99,873,437

NET ASSETS CONSIST OF:

Capital stock.	$103,515
Additional paid-in-capital.	102,881,302
Total distributable earnings (loss)	(3,111,380)

TOTAL NET ASSETS	$99,873,437

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($1,568,179/162,664 shares)	$9.64

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($98,305,258/10,188,856 shares)	$9.65

The accompanying notes are an integral part of the financial statements.

 9

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:

Interest	$1,409,122
Dividends	96,105

Total Investment Income	1,505,227

EXPENSES:

Management fees (Note 3)	458,476
Fund accounting and administration fees (Note 3)	65,773
Directors’ fees (Note 3)	11,070
Chief Compliance Officer service fees (Note 3)	8,983
Professional fees	66,925
Custodian fees	2,540
Miscellaneous	36,232

Total Expenses	649,999
Less reduction of expenses (Note 3)	(450,440)

Net Expenses	199,559

NET INVESTMENT INCOME	1,305,668

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(33,535)

Net change in unrealized appreciation (depreciation) on investments	(5,131,227)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(5,164,762)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,859,094)

The accompanying notes are an integral part of the financial statements.

 10

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,305,668	$830,645
Net realized gain (loss) on investments	(33,535)	3,380,547
Net change in unrealized appreciation (depreciation) on investments	(5,131,227)	(3,800,351)

Net increase (decrease) from operations	(3,859,094)	410,841

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class A	(8,387)	(98,977)
Class W	(980,360)	(2,874,985)

Total distributions to shareholders	(988,747)	(2,973,962)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	52,167,824	(52,921,093)

Net increase (decrease) in net assets	47,319,983	(55,484,214)

NET ASSETS:

Beginning of year	52,553,454	108,037,668

End of year	$99,873,437	$52,553,454

The accompanying notes are an integral part of the financial statements.

 11

New York Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.30	$10.83	$10.49	$10.34	$10.43
Income (loss) from investment operations:
Net investment income[1]	0.09	0.11	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	(0.70)	(0.08)	0.36	0.34	(0.08)
Total from investment operations	(0.61)	0.03	0.50	0.50	0.06
Less distributions to shareholders:
From net investment income	(0.05)	(0.09)	(0.10)	(0.18)	(0.15)
From net realized gain on investments	—	(0.47)	(0.06)	(0.17)	—
Total distributions to shareholders	(0.05)	(0.56)	(0.16)	(0.35)	(0.15)

Net asset value - End of year	$9.64	$10.30	$10.83	$10.49	$10.34
Net assets - End of year (000’s omitted)	$1,568	$1,931	$1,797	$1,952	$138,694
Total return[2]	(5.90% )	0.24%	4.73%	4.86%	0.54%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.71%	0.79%	0.67%	0.63%	0.62%
Net investment income	0.90%	0.99%	1.29%	1.56%	1.39%
Series portfolio turnover	8%	31%	35%	24%	21%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

 12

New York Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.31	$10.84	$10.49	$10.45
Income (loss) from investment operations:
Net investment income[2]	0.14	0.16	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.70)	(0.07)	0.37	0.25
Total from investment operations	(0.56)	0.09	0.56	0.44
Less distributions to shareholders:
From net investment income	(0.10)	(0.15)	(0.15)	(0.23)
From net realized gain on investments	—	(0.47)	(0.06)	(0.17)
Total distributions to shareholders	(0.10)	(0.62)	(0.21)	(0.40)

Net asset value - End of period	$9.65	$10.31	$10.84	$10.49
Net assets - End of period (000’s omitted)	$98,305	$50,622	$106,241	$87,721
Total return[3]	(5.46% )	0.80%	5.33%	4.23%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.21%	0.29%	0.17%	0.16%[4]
Net investment income	1.43%	1.50%	1.77%	2.09%[4]
Series portfolio turnover	8%	31%	35%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.50%	0.50%	0.50%	0.50%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

 13

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock and 50 million have been designated as New York Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

14

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
New York Municipal Bonds	$91,114,394	$—	$91,114,394	$—
U.S. Treasury and other U.S. Government agencies	3,451,932	—	3,451,932	—
Mutual fund	3,084,421	3,084,421	—	—
Short-Term Investment	1,403,712	1,403,712	—	—
Total assets	$99,054,459	$4,488,133	$94,566,326	$—

There were no Level 3 securities held by the Series as of December 31, 2021 or December 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

15

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2019 through December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

16

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $450,440 in management fees for Class W shares for the year ended December 31, 2022. This amount is included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022, there are no expenses eligible to be recouped by the Advisor.

4.	Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $57,466,430 and $4,280,000, respectively. Sales of U.S. Government securities, other than short-term securities, were $2,227,527. There were no purchases of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of New York Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	10,589	$101,788	17,220	$185,742
Reinvested	760	7,331	9,384	97,244
Repurchased	(36,117)	(355,258)	(5,153)	(55,716)
Total	(24,768)	$(246,139)	21,451	$227,270

17

New York Tax Exempt Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,496,391	$64,210,954	512,584	$5,518,545
Reinvested	95,588	922,213	268,406	2,789,603
Repurchased	(1,315,079)	(12,719,204)	(5,673,889)	(61,456,511)
Total	5,276,900	$52,413,963	(4,892,899)	$(53,148,363)

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended December 31, 2022, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2022.

8.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2022, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $45,350 and decrease Total Distributable Earnings (Loss) by $45,350. Any such reclassifications are not reflected in the financial highlights.

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
Ordinary income	$53,042	$257,981
Tax exempt income	$935,705	$684,443
Long-term capital gains	$—	$2,031,538

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$103,042,897
Unrealized appreciation	48,970
Unrealized depreciation	(4,037,408)

Net unrealized depreciation	$(3,988,438)
Undistributed tax exempt income	$910,369
Capital loss carryforwards	$(33,308)

As of December 31, 2022, the Series had net short-term capital loss carryforwards of $33,308, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

11.	Subsequent Events

The Board approved the liquidation of the Series, which occurred on January 20, 2023. Effective December 2, 2022, the Series was closed to any new investors. Effective January 6, 2023, the Series stopped selling shares to existing shareholders and no longer accepted automatic investments from existing shareholders. Effective January 6, 2023, the Advisor voluntarily began waiving its management fees.

19

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of New York Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 11 to the financial statements, the Series was liquidated on January 20, 2023, pursuant to approval of the Board of Directors.

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

21

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

22

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

23

New York Tax Exempt Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

24

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

25

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning & Napier Advisors, LLC; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group (formerly Foreside Financial Group); Director of Fund Administration (2017- 2019) - Thornburg Investment Management, Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP

Holds one or more of the following titles for various affiliates: General Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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29

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/22-AR

30

www.manning-napier.com

Manning & Napier Fund, Inc.

High Yield Bond Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 144501 (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

High Yield Bond Series

Fund Commentary

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds), and/or securities that are designed to track the performance of non-investment grade securities, principally exchange-traded funds.

Performance Commentary

2022 was a challenging year for the high yield market as it experienced its worst calendar year since 2008. Though less impacted than investment grade markets, losses were largely attributable to tightening financial conditions caused by the sharp rise in interest rates that occurred as the Federal Reserve raised the federal funds rate seven times throughout the year for a total increase of 4.25% in an effort to bring down high levels of inflation.

The High Yield Bond Series Class S posted negative returns over the year, however, it meaningfully outperformed its benchmark, the Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index, returning -7.59% versus -11.09% for the benchmark.

Both sector allocation and security selection were positive for the year, most notably selection within Basic Industry and Energy.

In terms of positioning, we continue to focus on businesses that generate positive free cash flow and that either pay down debt or focus on improving their business with good relative value. As such, we have a modestly higher credit quality tilt than the broad market. During the fourth quarter, we continued to pare down exposure to more cyclical areas of the market, particularly within Autos, and less liquid issuances given our negative economic outlook. In contrast, we found select opportunities within the Healthcare and Media sectors. From a duration perspective, the Series continues to be somewhat shorter than the broad market. Overall, we do not believe investors are being adequately compensated on the longer end for the additional risks assumed. Finally, we continue to find value in select smaller, off-the-run high yield securities that offer attractive yields with stronger investor protections than their on-the-run counterparts.

As always, we believe that a select, disciplined approach focused on current valuations and conditions will be key to navigating any challenges and opportunities that arise and ultimately helping investors achieve their objectives.

Performance for the High Yield Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

High Yield Bond Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
High Yield Bond Series - Class S2	(7.59%)	3.97%	4.69%
High Yield Bond Series - Class I2,3	(7.38%)	4.25%	4.95%
High Yield Bond Series - Class W2,4	(6.92%)	4.61%	5.01%
High Yield Bond Series - Class Z2,4	(7.39%)	4.26%	4.83%
Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index[5]	(10.61%)	2.35%	3.95%
Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index[6]	(11.09%)	2.14%	3.94%

The following graph compares the value of a $10,000 investment in the High Yield Bond Series - Class S for the ten years ended December 31, 2022 to the Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index and Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this net expense ratio was 0.90% for Class S, 0.65% for Class I, 0.10% for Class W and 0.50% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.97% for Class S, 0.69% for Class I, 0.56% for Class W and 0.56% for Class Z for the year ended December 31, 2022.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

3

High Yield Bond Series

Performance Update as of December 31, 2022

(unaudited)

5The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by ICE Intercontinental Exchange (ICE). Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

High Yield Bond Series

Shareholder Expense Example

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,027.30	$4.60	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000.00	$1,028.30	$3.32	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Class W
Actual	$1,000.00	$1,031.00	$0.51	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,028.90	$2.56	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

High Yield Bond Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

6

High Yield Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 1.2%

Energy - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Jonah Energy Parent LLC*[2]
(Identified Cost $980,115)	65,341	$4,066,171

PREFERRED STOCKS - 1.0%

Health Care - 0.5%
Pharmaceuticals - 0.5%
Harrow Health, Inc., 8.625%, 4/30/2026	73,702	1,757,793
Information Technology - 0.5%
Software - 0.5%
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	98,752	1,772,598
TOTAL PREFERRED STOCKS (Identified Cost $4,336,484)		3,530,391

LOAN ASSIGNMENTS - 3.0%

Evolution Well Services Holdings LLC, Term Loan, (U.S. Secured Overnight Financing Rate + 7.25%), 9.50%, 3/4/2027[3]	4,000,000	3,820,000
CSC Holdings LLC, Term Loan, (U.S. Secured Overnight Financing Rate + 2.25%), 6.568%, 7/17/2025[3]	6,486,807	6,113,816

TOTAL LOAN ASSIGNMENTS (Identified Cost $10,239,343)		9,933,816

CORPORATE BONDS - 88.5%

Non-Convertible Corporate Bonds- 88.5%
Communication Services - 4.5%
Media - 4.5%
Beasley Mezzanine Holdings LLC, 8.625%, 2/1/20264.	6,250,000	3,749,561
CCO Holdings LLC - CCO Holdings Capital Corp., 4.25%, 2/1/2031[4]	3,785,000	3,040,400
iHeartCommunications, Inc., 6.375%, 5/1/2026	4,910,000	4,516,481
Sirius X.M. Radio, Inc., 4.00%, 7/15/2028[4]	4,250,000	3,688,285

Total Communication Services		14,994,727

Consumer Discretionary - 5.4%
Automobiles - 1.4%
Ford Motor Credit Co. LLC, 3.815%, 11/2/2027	5,250,000	4,628,029
Hotels, Restaurants & Leisure - 1.4%
Affinity Gaming, 6.875%, 12/15/2027[4]	5,700,000	4,846,571
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables - 0.5%
Forestar Group, Inc., 5.00%, 3/1/2028[4]	1,925,000	$1,661,032
Multiline Retail - 1.1%
Macy’s Retail Holdings LLC, 4.50%, 12/15/2034	5,250,000	3,602,827
Specialty Retail - 1.0%
Bed Bath & Beyond, Inc., 4.915%, 8/1/2034	3,750,000	354,523
Staples, Inc., 10.75%, 4/15/2027[4]	4,270,000	3,075,408
		3,429,931
Total Consumer Discretionary		18,168,390

Consumer Staples - 1.9%
Food & Staples Retailing - 1.1%
Pilgrim’s Pride Corp., 4.25%, 4/15/2031[4]	4,360,000	3,710,927
Food Products - 0.8%
Viterra Finance B.V. (Netherlands), 3.20%, 4/21/2031[4]	3,693,000	2,782,364

Total Consumer Staples		6,493,291

Energy - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
Atlantica Sustainable Infrastructure plc (Spain), 4.125%, 6/15/2028[4]	7,481,000	6,646,681
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[4]	3,759,000	3,562,196
Guara Norte Sarl (Brazil), 5.198%, 6/15/2034[4]	7,125,210	6,022,139
Hess Midstream Operations LP, 4.25%, 2/15/2030[4]	5,750,000	4,932,091
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/2026[4]	3,500,000	3,147,370
PetroTal Corp. (Peru), 12.00%, 2/16/2024 (Acquired 02/01/2021 - 03/11/2022, cost $3,114,931)[5]	3,064,000	3,087,097
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024 (Acquired 07/14/2021, cost $1,666,000)[5]	1,700,000	1,590,460

Total Energy		28,988,034

Financials - 23.8%
Banks - 1.2%
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	3,880,000	3,857,283
Capital Markets - 2.6%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance Corporation, 3.875%, 2/15/2026[4]	2,400,000	2,161,231
Jefferies Financial Group, Inc., 2.625%, 10/15/2031	4,250,000	3,249,825

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
StoneX Group, Inc., 8.625%, 6/15/2025[4]	3,170,000	$3,198,363
		8,609,419
Consumer Finance - 5.6%
Navient Corp.,
6.75%, 6/25/2025	4,965,000	4,772,632
5.625%, 8/1/2033	4,250,000	3,055,973
OneMain Finance Corp., 5.625%, 3/15/2023	3,225,000	3,221,201
SLM Corp., 3.125%, 11/2/2026	9,050,000	7,742,359
		18,792,165
Diversified Financial Services - 6.2%
Burford Capital Global Finance LLC, 6.875%, 4/15/2030[4]	5,450,000	4,884,078
FS Energy & Power Fund, 7.50%, 8/15/2023[4]	6,020,000	6,036,370
Midcap Financial Issuer Trust, 6.50%, 5/1/2028[4]	6,000,000	5,166,058
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland), 7.875%, 5/1/2027[4]	5,405,000	4,890,689
		20,977,195
Insurance - 2.5%
Enact Holdings, Inc., 6.50%, 8/15/2025[4]	8,500,000	8,356,570
Thrifts & Mortgage Finance - 5.7%
LD Holdings Group LLC, 6.125%, 4/1/2028[4]	4,900,000	2,925,234
MGIC Investment Corp., 5.25%, 8/15/2028	5,000,000	4,618,548
Radian Group, Inc., 4.875%, 3/15/2027	8,750,000	8,028,575
United Wholesale Mortgage LLC, 5.50%, 4/15/2029[4]	4,500,000	3,586,096
		19,158,453
Total Financials		79,751,085

Health Care - 7.7%
Health Care Providers & Services - 4.4%
AdaptHealth LLC, 4.625%, 8/1/2029[4]	5,398,000	4,524,591
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030[4]	4,275,000	3,226,487
DaVita, Inc., 4.625%, 6/1/2030[4]	4,850,000	3,909,978
Tenet Healthcare Corp., 6.125%, 10/1/2028[4]	3,600,000	3,230,334
		14,891,390
Pharmaceuticals - 3.3%
Bausch Health Companies, Inc., 4.875%, 6/1/2028[4]	4,750,000	3,038,380
Perrigo Finance Unlimited Co., 4.40%, 6/15/2030	4,000,000	3,416,230
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), 7.125%, 1/31/2025	4,600,000	$4,573,012
		11,027,622
Total Health Care		25,919,012

Industrials - 18.5%
Air Freight & Logistics - 2.9%
Cargo Aircraft Management, Inc., 4.75%, 2/1/2028[4]	5,455,000	4,947,090
Western Global Airlines LLC, 10.375%, 8/15/2025[4]	6,275,000	4,741,710
		9,688,800
Airlines - 2.9%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[4]	2,491,918	2,504,153
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	4,737,395	4,039,251
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	3,461,220	3,134,039
		9,677,443
Building Products - 1.2%
Eco Material Technologies, Inc., 7.875%, 1/31/2027[4]	4,250,000	4,109,713
Construction & Engineering - 4.9%
IEA Energy Services LLC, 6.625%, 8/15/2029[4]	6,800,000	6,346,271
IHS Holding Ltd. (Nigeria), 6.25%, 11/29/2028[4]	6,100,000	4,929,679
Tutor Perini Corp., 6.875%, 5/1/2025[4]	6,000,000	5,260,878
		16,536,828
Machinery - 1.5%
Hillenbrand, Inc., 3.75%, 3/1/2031	5,907,000	4,875,499
Marine - 4.2%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	8,355,000	8,003,248
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[4]	6,200,000	6,156,191
		14,159,439
Professional Services - 0.9%
TriNet Group, Inc., 3.50%, 3/1/2029[4]	3,800,000	3,148,211

Total Industrials		62,195,933

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2022

	SHARES/ PRINCIPAL AMOUNT[1]1	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 4.4%
Electronic Equipment, Instrument & Components - 1.4%
TTM Technologies, Inc., 4.00%, 3/1/2029[4]	5,500,000	$4,720,665
Electronic Equipment, Instruments & Components - 0.9%
Coherent Corp., 5.00%, 12/15/2029[4]	3,500,000	3,042,616
Software - 2.1%
GoTo Group, Inc., 5.50%, 9/1/2027[4]	6,250,000	3,373,439
Open Text Holdings, Inc. (Canada), 4.125%, 12/1/2031[4]	4,530,000	3,533,009
		6,906,448
Total Information Technology		14,669,729

Materials - 4.6%
Containers & Packaging - 1.0%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc., 5.25%, 8/15/2027[4]	4,270,000	3,220,036
Metals & Mining - 2.5%
Eldorado Gold Corp. (Turkey), 6.25%, 9/1/2029[4]	5,700,000	5,008,916
Endeavour Mining plc (Burkina Faso), 5.00%, 10/14/2026[4]	3,875,000	3,283,279
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017 - 05/15/2020, cost $1,518,841)[5,6]	6,535,000	654
		8,292,849
Paper & Forest Products - 1.1%
Clearwater Paper Corp., 4.75%, 8/15/2028[4]	4,245,000	3,743,572
Total Materials		15,256,457

	SHARES/ PRINCIPAL AMOUNT[1]1	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate - 5.3%
Equity Real Estate Investment Trusts (REITS) - 4.4%
Coinbase Global, Inc., 3.375%, 10/1/2028[4]	4,600,000	$2,430,155
IIP Operating Partnership LP, 5.50%, 5/25/2026	5,455,000	4,785,989
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 09/21/2021 - 07/08/2022, cost $4,114,250)[5]	4,355,000	4,010,911
SBA Tower Trust, 6.599%, 1/15/2028[4]	3,730,000	3,741,836
		14,968,891
Real Estate Management & Development - 0.9%
Carrington Holding Co. LLC, 8.00%, 1/1/2026[4]	3,000,000	2,901,680
Total Real Estate		17,870,571

Utilities - 3.8%
Electric Utilities - 1.9%
NRG Energy, Inc., 3.375%, 2/15/2029[4]	7,800,000	6,284,458
Independent Power and Renewable Electricity Producers - 1.9%
Vistra Operations Co. LLC, 4.375%, 5/1/2029[4]	7,400,000	6,380,272
Total Utilities		12,664,730
TOTAL CORPORATE BONDS (Identified Cost $326,220,589)		296,971,959

SHORT-TERM INVESTMENT - 4.5%

Dreyfus Government Cash Management, Institutional Shares, 4.19%[7]
(Identified Cost $15,022,195)	15,022,195	15,022,195

TOTAL INVESTMENTS - 98.2% (Identified Cost $356,798,726)		329,524,532
OTHER ASSETS, LESS LIABILITIES - 1.8%		6,175,016
NET ASSETS - 100%		$335,699,548

*Non-income producing security.
[1]Amount is stated in USD unless otherwise noted.
[2]Security has been valued using significant unobservable inputs.
[3]Floating rate security. Rate shown is the rate in effect as of December 31, 2022.
[4]Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2022 was $203,807,313, which represented 60.7% of the Series’ Net Assets.
[5]Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2022 was $8,689,122, or 2.6% of the Series’ Net Assets.
[6]Issuer filed for bankruptcy and/or is in default of interest payments.
[7]Rate shown is the current yield as of December 31, 2022.

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2022

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2022

ASSETS:

Investments, at value (identified cost $356,798,726) (Note 2)	$329,524,532
Receivable from Advisor (Note 3)	23,236
Interest receivable	5,659,279
Receivable for fund shares sold	2,178,787
Dividends receivable	49,395
Prepaid expenses	48,634

TOTAL ASSETS	337,483,863

LIABILITIES:

Due to custodian	248,275
Accrued sub-transfer agent fees (Note 3)	79,109
Accrued fund accounting and administration fees (Note 3)	21,602
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	9,942
Accrued Chief Compliance Officer service fees (Note 3)	2,063
Payable for fund shares repurchased	1,338,309
Other payables and accrued expenses	85,015

TOTAL LIABILITIES	1,784,315

TOTAL NET ASSETS	$335,699,548

NET ASSETS CONSIST OF:

Capital stock	$422,490
Additional paid-in-capital	372,666,507
Total distributable earnings (loss)	(37,389,449)

TOTAL NET ASSETS	$335,699,548

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($47,499,074/5,253,268 shares)	$9.04

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($210,242,426/28,285,650 shares)	$7.43

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($74,809,991/8,286,917 shares)	$9.03

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($3,148,057/423,169 shares)	$7.44

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:

Interest	$20,489,067
Dividends	792,664

Total Investment Income	21,281,731

EXPENSES:

Management fees (Note 3)	1,178,109
Sub-transfer agent fees (Note 3)	252,757
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	112,620
Fund accounting and administration fees (Note 3)	90,684
Directors’ fees (Note 3)	35,087
Chief Compliance Officer service fees (Note 3)	8,983
Transfer agent fees	107,734
Custodian fees	14,326
Interest expense	2,465
Miscellaneous	222,292

Total Expenses	2,025,057
Less reduction of expenses (Note 3)	(573,382)

Net Expenses	1,451,675

NET INVESTMENT INCOME	19,830,056

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(9,797,634)

Net change in unrealized appreciation (depreciation) on investments	(31,351,323)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(41,148,957)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,318,901)

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$19,830,056	$11,633,491
Net realized gain (loss) on investments	(9,797,634)	11,120,514
Net change in unrealized appreciation (depreciation) on investments	(31,351,323)	(2,626,100)

Net increase (decrease) from operations	(21,318,901)	20,127,905

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(2,576,877)	(2,851,858)
Class I	(12,541,981)	(5,700,231)
Class W	(5,932,760)	(11,182,645)
Class Z	(209,265)	(297,832)

Total distributions to shareholders	(21,260,883)	(20,032,566)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	116,382,705	107,301,099

Net increase (decrease) in net assets	73,802,921	107,396,438

NET ASSETS:

Beginning of year	261,896,627	154,500,189

End of year.	$335,699,548	$261,896,627

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.37	$10.19	$10.10	$9.47	$10.09
Income (loss) from investment operations:
Net investment income[1]	0.60	0.53	0.57	0.57	0.53
Net realized and unrealized gain (loss) on investments	(1.40)	0.47	0.03	0.73	(0.65)
Total from investment operations	(0.80)	1.00	0.60	1.30	(0.12)
Less distributions to shareholders:
From net investment income	(0.51)	(0.47)	(0.51)	(0.67)	(0.50)
From net realized gain on investments	(0.02)	$(0.35)	—	—	—
Total distributions to shareholders	(0.53)	(0.82)	(0.51)	(0.67)	(0.50)

Net asset value - End of year	$9.04	$10.37	$10.19	$10.10	$9.47
Net assets - End of year (000’s omitted)	$47,499	$47,108	$10,197	$13,113	$82,399
Total return[2]	(7.69% )	9.99	6.28	13.97%	(1.31% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	6.23%	5.02%	5.91%	5.90%	5.32%
Series portfolio turnover	93%	128%	208%	143%	100%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.07%	0.05%	0.13%	0.12%	0.08%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.64	$8.62	$8.63	$8.20	$$8.80
Income (loss) from investment operations:
Net investment income[1]	0.54	0.47	0.51	0.53	0.49
Net realized and unrealized gain (loss) on investments	(1.19)	0.40	0.02	0.61	(0.57)
Total from investment operations	(0.65)	0.87	0.53	1.14	(0.08)
Less distributions to shareholders:
From net investment income	(0.54)	(0.50)	(0.54)	(0.71)	(0.52)
From net realized gain on investments	(0.02)	(0.35)	—	—	—
Total distributions to shareholders	(0.56)	(0.85)	(0.54)	(0.71)	(0.52)

Net asset value - End of year	$7.43	$8.64	$8.62	$8.63	$8.20
Net assets - End of year (000’s omitted)	$210,242	$67,760	$22,477	$20,974	$32,962
Total return[2]	(7.50% )	10.27%	6.60%	14.24%	(0.98% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	6.82%	5.28%	6.17%	6.17%	5.63%
Series portfolio turnover	93%	128%	208%	143%	100%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.04%	0.02%	0.10%	0.13%	0.08%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FORTHE
	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period): Net asset value - Beginning of period	$10.36	$10.17	$10.08	$10.01
Income (loss) from investment operations:
Net investment income[2]	0.66	0.63	0.64	0.56
Net realized and unrealized gain (loss) on investments	(1.38)	0.46	0.03	0.27
Total from investment operations	(0.72)	1.09	0.67	0.83
Less distributions to shareholders:
From net investment income	(0.59)	(0.55)	(0.58)	(0.76)
From net realized gain on investments	(0.02)	(0.35)	—	—
Total distributions to shareholders	(0.61)	(0.90)	(0.58)	(0.76)

Net asset value - End of period	$9.03	$10.36	$10.17	$10.08
Net assets - End of period (000’s omitted)	$74,810	$137,215	$119,895	$30,363
Total return[3]	(6.92% )	10.89%	7.11%	8.63%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	[4]
Net investment income	6.84%	5.92%	6.76%	6.66%	[4]
Series portfolio turnover	93%	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.46%	0.47%	0.54%	0.59%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED			FORTHE
	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period): Net asset value - Beginning of period	$8.65	$8.62	$8.64	$8.67
Income (loss) from investment operations:
Net investment income[2]	0.51	0.48	0.52	0.46
Net realized and unrealized gain (loss) on investments	(1.15)	0.41	0.01	0.23
Total from investment operations	(0.64)	0.89	0.53	0.69
Less distributions to shareholders:
From net investment income	(0.55)	(0.51)	(0.55)	(0.72)
From net realized gain on investments	(0.02)	(0.35)	—	—
Total distributions to shareholders	(0.57)	(0.86)	(0.55)	(0.72)

Net asset value - End of period	$7.44	$8.65	$8.62	$8.64
Net assets - End of period (000’s omitted)	$3,148	$9,813	$1,931	$1,627
Total return[3]	(7.39% )	10.48%	6.59%	8.26%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	0.50%	[4]
Net investment income	6.38%	5.41%	6.32%	6.26%	[4]
Series portfolio turnover	93%	128%	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.06%	0.07%	0.14%	0.19%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as High Yield Bond Series Class I common stock and High Yield Bond Series Class Z common stock, 125 million have been designated as High Yield Bond Series Class S common stock and 50 million have been designated as High Yield Bond Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Energy	$4,066,171	$—	$—	$4,066,171
Preferred securities:
Health Care	1,757,793	1,757,793	—	—
Information Technology	1,772,598	1,772,598	—	—

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
Loan Assignments	$9,933,816	$—	$9,933,816	$—
Corporate debt:
Communication Services	14,994,727	—	14,994,727	—
Consumer Discretionary	18,168,390	—	18,168,390	—
Consumer Staples	6,493,291	—	6,493,291	—
Energy	28,988,034	—	28,988,034	—
Financials	79,751,085	—	79,751,085	—
Health Care	25,919,012	—	25,919,012	—
Industrials	62,195,933	—	62,195,933	—
Information Technology	14,669,729	—	14,669,729	—
Materials	15,256,457	—	15,256,457	—
Real Estate	17,870,571	—	17,870,571	—
Utilities	12,664,730	—	12,664,730	—
Short-Term Investment	15,022,195	15,022,195	—	—
Total assets	$329,524,532	$18,552,586	$306,905,775	$4,066,171

The following table is a reconciliation Level 3 investments for which significant unobservable inputs were used to determine fair value:

LEVEL 3 RECONCILIATION	EQUITY SECURITY
Balance as of December 31, 2021 (fair value)	$4,083,813
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(17,642)
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Balance as of December 31, 2022 (fair value)	$4,066,171

* The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2022 which were valued using significant unobservable inputs (Level 3) amounted to $(17,642).

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2022:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 12/31/2022	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	VALUATION IMPACT FROM AN INCREASE IN INPUT	AMOUNT OR RANGE/ WEIGHTED AVERAGE

Common Stock - Energy	$4,066,171	Market approach,		Increase	$62.23/NA
		potential transaction price	Price based on potential transaction

20

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2022.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

21

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2022.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements.

22

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2019 through December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Through the end of 2022, distributions to shareholders of net investment income were made quarterly; effective January 2023, such distributions will be made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

23

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2022, the sub-transfer agency expenses incurred by Class S and Class I were $68,530 and $184,227, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $413,429 in management fees for Class W for the year ended December 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $29,566, $61,823, $65,639 and $2,925 for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2023	2024	2025	TOTAL
Class S	$13,633	$12,275	$29,566	$55,474
Class I	17,756	7,047	61,823	86,626
Class W	126,979	88,678	65,639	281,296
Class Z	2,226	3,707	2,925	8,858

24

High Yield Bond Series

Notes to Financial Statements (continued)

3.      Transactions with Affiliates (continued)

For the year ended December 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.      Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $359,076,413 and $250,451,361, respectively. There were no purchases or sales of U.S. Government securities.

5.      Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,194,876	$40,616,330	5,744,521	$61,132,086
Reinvested	223,109	2,071,687	215,066	2,231,231
Repurchased	(3,706,119)	(35,971,229)	(2,418,892)	(25,703,861)
Total	711,866	$6,716,788	3,540,695	$37,659,456

CLASS I	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	32,025,385	$255,151,398	8,127,738	$72,620,203
Reinvested	1,456,184	11,113,563	638,351	5,534,045
Repurchased	(13,037,786)	(103,591,709)	(3,532,642)	(31,206,195)
Total	20,443,783	$162,673,252	5,233,447	$46,948,053

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	527,333	$5,146,112	1,256,616	$13,115,949
Reinvested	606,840	5,658,667	1,035,395	10,750,624
Repurchased	(6,087,986)	(57,758,554)	(840,081)	(8,855,336)
Total	(4,953,813)	$(46,953,775)	1,451,930	$15,011,237

CLASS Z	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,424,290	$19,257,318	1,916,130	$16,799,932
Reinvested	27,063	207,597	33,862	297,832
Repurchased	(3,162,730)	(25,518,475)	(1,039,362)	(9,415,411)
Total	(711,377)	$(6,053,560)	910,630	$7,682,353

Approximately 22% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

25

High Yield Bond Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended December 31, 2022, the High Yield Bond Series borrowed an average of $25,000,000 for 1 day at an interest rate of 3.55%. As of December 31, 2022, there was no borrowing outstanding.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2022.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and preferred bonds, taxable over distribution, and a defaulted bond accrual. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2022, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $71,666 and increase Total Distributable Earnings (Loss) by $71,666. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/22	ENDED 12/31/21
Ordinary income	$20,855,406	$19,495,758
Long-term capital gains	$405,477	$536,808

 26

High Yield Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$358,398,918
Unrealized appreciation	3,676,059
Unrealized depreciation	(32,550,445)
Net unrealized depreciation	$(28,874,386)
Capital loss carryforwards	$(8,515,065)

As of December 31, 2022, the Series had net short-term capital loss carryforwards of $6,095,996 and net long-term capital loss carryforwards of $2,419,069, which may be carried forward indefinitely.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 27

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 28

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 29

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

 30

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 31

High Yield Bond Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 32

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) -
Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Ashley Companies since 1997
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments).
15
Number of Portfolios Overseen within Fund Complex:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus
Other Directorships Held Outside Fund Complex During	(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018;
Past 5 Years:	Cheyne Capital International (investment)(2000-2017);

 33

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Board Member, Vice Chairman and President since 2010 – Newburgh
Past 5 Years:	Armory Unity Center (military); Board Member and Executive Director since
2020 – National Purple Heart Honor Mission, Inc. (military); Board Member,
Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc.
(military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (University) since 2005; Hudson Valley
Past 5 Years:	Center for Innovation, Inc. (New Business and Economic Development)
since 2019; Town of Greenburgh, NY Planning Board (Municipal
Government) (2015-2019);

 34

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning
& Napier Advisors, LLC; Corporate Secretary, Director since 2019– Manning
& Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates;
Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group
(formerly Foreside Financial Group); Director of Fund Administration (2017-
2019) - Thornburg Investment Management, Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP
Holds one or more of the following titles for various affiliates: General
Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

 35

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 36

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 37

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/22-AR

 38

www.manning-napier.com

Manning & Napier Fund, Inc.

Real Estate Serie

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 144501 (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the US real estate industry.

Performance Commentary

Real estate markets delivered negative returns during 2022, and lagged behind the broader U.S. equity market as well. Within the real estate market, returns for the year were negative nearly across the board, with the exception of Gaming REITs. (i.e. casinos). Outside of Gaming, cyclical areas like the Hospitality and Retail sectors were negative but some of the best relative performers, while Residential, Office, Industrial, and Data Storages REITs posted some of the worst returns for the year.

The Real Estate Series Class S posted negative returns for the year and also slightly underperformed its benchmark (i.e. the MSCI US REIT Index), returning -26.96% versus -25.37%, respectively. In aggregate, sub-industry allocations detracted from returns while security selection contributed positively to relative performance. The primary drivers of underperformance included a sizable underweight to Retail REITs (most notably shopping centers and the triple-net retail space), a zero-weight allocation to Gaming REITs, and an overweight allocation to Infrastructure companies (primarily cell towers). Positive contributors included an underweight to Office REITs (which was the worst-performing sub-industry during the year) and stock selection within Data Centers.

The portfolio currently favors Residential REITs, with a primary focus on Single-Family Housing and Manufactured Housing, as we expect the undersupply of homes relative to long-term household formation to result in excess demand and support pricing for residential rentals. These dynamics are somewhat different in the multi-family space, where increased supply has led to rent pressures, and we have moved to an underweight allocation to Apartments. The portfolio also has an overweight allocation to Industrial REITs compared to the benchmark as we have a favorable view of the trend toward e-commerce (and associated warehousing/logistics needs) being accelerated and continuing, as well as an overweight allocation to Infrastructure companies (e.g. cell towers) which we expect to benefit from secular growth tailwinds over the long term. The portfolio also continues to maintain an overweight allocation to Data Storage REITs, which are key beneficiaries of the growth in cloud-hosted data across enterprises. Within traditional office REITs, to which we maintain an underweight allocation, we generally continue to prefer Sun Belt markets over coastal metropolitan markets due to the combination of strong job growth and manageable supply. The pandemic environment strengthened this case as it has weakened demand for space in large metropolitan areas, which we expect to be persistent in certain respects. The portfolio has zero allocation to Mall and Shopping Center REITs, as we continue to have a long-term negative view of brick-and-mortar retail’s fundamental strength in an increasingly e-commerce-dominated world.

Performance for the Real Estate Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning- napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Real Estate Series - Class S2 3	(26.96%)	3.45%	6.65%
Real Estate Series - Class I2,3	(26.83%)	3.72%	6.91%
Real Estate Series - Class W2’[4]	(26.26%)	4.24%	7.05%
Real Estate Series - Class Z2’[4]	(26.67%)	3.78%	6.82%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5]	(25.37%)	2.48%	5.20%

The following graph compares the value of a $10,000 investment in the Real Estate Series - Class S for the ten years ended December 31, 2022 to the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 0.10% for Class W and 0.70% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for Class S, 0.86% for Class I, 0.72% for Class W and 0.72% for Class Z for the year ended December 31, 2022.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs that are classified in the Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.Index data referenced herein is the property of MSCI, its affiliates (“MSCI”) and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$912.30	$5.30	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$914.00	$4.10	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class W
Actual	$1,000.00	$916.80	$0.48	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$913.80	$3.38	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Real Estate Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Top Ten Stock Holdings[2]
Prologis, Inc.	12.3%	Equity LifeStyle Properties, Inc.	3.3%
Equinix, Inc.	11.0%	Healthcare Realty Trust, Inc.	3.2%
Public Storage	4.6%	Rexford Industrial Realty, Inc.	3.2%
Radius Global Infrastructure, Inc. - Class A	4.3%	Cellnex Telecom S.A. (Spain)	3.1%
Sun Communities, Inc.	4.1%	Mid-America Apartment Communities, Inc.	3.0%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2022

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.8%

Communication Services - 8.4%
Integrated Telecommunication Services - 8.4%
Cellnex Telecom S.A. (Spain)[1]	245,690	$8,149,845
Helios ToZers plc (Tanzania)*	2,253,833	2,890,982
Radius Global Infrastructure, Inc. - Class A*	952,213	11,255,158
Total Communication Services		22,295,985
Consumer Discretionary - 1.5%
Hotels, Resorts & Cruise Lines - 1.5%
Marriott Vacations WorldZide Corp.	16,046	2,159,631
Playa Hotels & Resorts N.V.*	269,230	1,758,072
Total Consumer Discretionary		3,917,703
Real Estate - 88.9%
REITS - Health Care - 10.7%
CareTrust REIT, Inc.	197,970	3,678,283
Community Healthcare Trust, Inc.	172,966	6,192,183
Healthcare Realty Trust, Inc.	441,575	8,509,150
Ventas, Inc.	89,571	4,035,173
WelltoZer, Inc.	87,423	5,730,578
		28,145,367
REITS - Industrial - 20.6%
Americold Realty Trust, Inc.	93,584	2,649,363
LXP Industrial Trust	329,486	3,301,450
Prologis, Inc.	286,951	32,347,986
Rexford Industrial Realty, Inc.	154,459	8,439,640
STAG Industrial, Inc.	62,513	2,019,795
Terreno Realty Corp.	97,959	5,570,928
		54,329,162
REITS - Office - 2.7%
BrandyZine Realty Trust	283,017	1,740,554
Cousins Properties, Inc.	217,175	5,492,356
		7,232,910
REITS - Residential - 24.4%
American Homes 4 Rent - Class A	183,144	5,519,960
AvalonBay Communities, Inc.	23,000	3,714,960
Camden Property Trust	31,952	3,574,790
Equity LifeStyle Properties, Inc.	133,737	8,639,410
Essex Property Trust, Inc.	15,129	3,206,138
Flagship Communities REIT	260,343	4,227,970
Independence Realty Trust, Inc.	214,975	3,624,478
Invitation Homes, Inc.	251,965	7,468,243
Mid-America Apartment Communities, Inc.	50,347	7,903,976
Sun Communities, Inc.	74,642	10,673,806
UDR, Inc.	146,321	5,667,012
		64,220,743
REITS - Retail - 5.5%
Agree Realty Corp.	78,110	5,540,342
Getty Realty Corp.	205,921	6,970,426
Realty Income Corp.	31,444	1,994,493
		14,505,261

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Specialized - 25.0%
American ToZer Corp.	24,935	$5,282,729
Digital Realty Trust, Inc.	63,791	6,396,324
Equinix, Inc.	44,148	28,918,264
Life Storage, Inc.	58,361	5,748,558
Public Storage	42,845	12,004,741
SBA Communications Corp.	27,399	7,680,214
		66,030,830
Total Real Estate		234,464,273

TOTAL COMMON STOCKS
(Identified Cost $262,920,807)		260,677,961

SHORT-TERM INVESTMENT - 0.9%

Dreyfus Government Cash Management, Institutional Shares, 4.19%[2]
(Identified Cost $2,418,143)	2,418,143	2,418,143
TOTAL INVESTMENTS - 99.7%
(Identified Cost $265,338,950)		263,096,104
OTHER ASSETS, LESS LIABILITIES - 0.3%		696,754
NET ASSETS - 100%		$263,792,858

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2022

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2022 was $8,149,845, which represented 3.1% of the Series’ Net Assets.

2Rate shown is the current yield as of December 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Statement of Assets and Liabilities

December 31, 2022

ASSETS:

Investments, at value (Identified cost $265,338,950) (Note 2)	$263,096,104
Cash	2,903
Dividends receivable	750,113
Receivable for fund shares sold	261,911
Foreign tax reclaims receivable	9,322
Prepaid expenses	21,150

TOTAL ASSETS	264,141,503

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	25,746
Accrued management fees (Note 3)	22,110
Accrued fund accounting and administration fees (Note 3)	15,526
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	7,237
Accrued Chief Compliance Officer service fees (Note 3)	2,062
Directors’ fees payable (Note 3)	1,793
Payable for fund shares repurchased	215,923
Professional fees payable	24,915
Accrued transfer agent fees	18,398
Other payables and accrued expenses	14,935

TOTAL LIABILITIES	348,645

TOTAL NET ASSETS	$263,792,858

NET ASSETS CONSIST OF:

Capital stock	$200,603
Additional paid-in-capital	265,920,804
Total distributable earnings (loss)	(2,328,549)

TOTAL NET ASSETS	$263,792,858

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($33,005,099/2,506,962 shares)	$13.17
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($34,718,932/2,632,623 shares)	$13.19
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($194,053,266/14,767,630 shares)	$13.14
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($2,015,561/153,074 shares)	$13.17

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $16,058)	$6,423,895

EXPENSES:

Management fees (Note 3)	1,879,518
Sub-transfer agent fees (Note 3)	117,404
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	98,483
Fund accounting and administration fees (Note 3)	88,516
Directors’ fees (Note 3)	39,218
Chief Compliance Officer service fees (Note 3)	8,983
Custodian fees	8,104
Miscellaneous	235,288

Total Expenses	2,475,514
Less reduction of expenses (Note 3)	(1,425,445)

Net Expenses	1,050,069

NET INVESTMENT INCOME	5,373,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	30,155,315
Foreign currency and translation of other assets and liabilities	(861)

30,154,454
Net change in unrealized appreciation (depreciation) on-
Investments	(135,524,313)
Foreign currency and translation of other assets and liabilities	(242)

(135,524,555)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(105,370,101)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(99,996,275)

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,373,826	$4,711,947
Net realized gain (loss) on investments and foreign currency	30,154,454	26,118,997
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(135,524,555)	91,600,959

Net increase (decrease) from operations	(99,996,275)	122,431,903

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(4,530,110)	(1,665,158)
Class I	(4,983,168)	(4,881,125)
Class W	(28,120,697)	(12,260,150)
Class Z	(312,579)	(125,057)

Total distributions to shareholders.	(37,946,554)	(18,931,490)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	11,190,953	3,074,231

Net increase (decrease) in net assets	(126,751,876)	106,574,644

NET ASSETS:

Beginning of year	390,544,734	283,970,090

End of year	$263,792,858	$390,544,734

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year.	$20.66	$14.92	$16.31	$13.09	$14.93
Income (loss) from investment operations:
Net investment income[1]	0.16	0.12	0.12 [2]	0.15	0.26
Net realized and unrealized gain (loss) on investments	(5.63)	6.35	(1.15)	3.65	(1.24)
Total from investment operations	(5.47)	6.47	(1.03)	3.80	(0.98)
Less distributions to shareholders:
From net investment income	(0.23)	(0.10)	(0.13)	(0.16)	(0.21)
From net realized gain on investments	(1.79)	(0.63)	(0.19)	(0.42)	(0.63)
From return of capital	—	—	(0.04)	—	(0.02)
Total distributions to shareholders	(2.02)	(0.73)	(0.36)	(0.58)	(0.86)

Net asset value - End of year	$13.17	$20.66	$14.92	$16.31	$13.09
Net assets - End of year (000’s omitted)	$33,005	$48,549	$37,762	$59,923	$214,722
Total return[3]	(26.96% )	43.67%	(6.27% )	29.14% [4]	(6.73% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.11%	1.11%
Net investment income	0.96%	0.66%	0.81% [2]	1.02%	1.82%
Series portfolio turnover	43%	26%	69%	24%	44%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	0.01%	0.03%	0.00%[5]	N/A

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.11 and the net investment income ratio would have been 0.72%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the total return is 29.06%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class I1

	FOR THE YEAR ENDED
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.71	$16.04	$18.35	$15.67	$19.40
Income (loss) from investment operations:
Net investment income[2]	0.21	0.17	0.17 [3]	0.31	0.40
Net realized and unrealized gain (loss) on investments	(5.66)	6.78	(1.28)	4.25	(1.57)
Total from investment operations	(5.45)	6.95	(1.11)	4.56	(1.17)
Less distributions to shareholders:
From net investment income	(0.28)	(0.48)	(0.52)	(0.68)	(0.68)
From net realized gain on investments	(1.79)	(1.80)	(0.54)	(1.20)	(1.79)
From return of capital	—	—	(0.14)	—	(0.09)
Total distributions to shareholders	(2.07)	(2.28)	(1.20)	(1.88)	(2.56)

Net asset value - End of year	$13.19	$20.71	$16.04	$18.35	$15.67
Net assets - End of year (000’s omitted)	$34,719	$51,320	$30,787	$50,025	$50,111
Total return[4]	(26.83% )	44.14%	(5.96% )	29.31%	(6.41% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.84% [5]	0.85%	0.84%	0.86%
Net investment income	1.20%	0.92%	1.02% [3]	1.62%	2.12%
Series portfolio turnover	43%	26%	69%	24%	44%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	N/A	0.01%	N/A	N/A

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Calculated based on average shares outstanding during the years.

3Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.14 and the net investment income ratio would have been 0.93%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.65	$14.89	$16.27	$14.76
Income (loss) from investment operations:
Net investment income[2]	0.33	0.29	0.33 [3]	0.35
Net realized and unrealized gain (loss) on investments	(5.64)	6.38	(1.20)	1.91
Total from investment operations	(5.31)	6.67	(0.87)	2.26
Less distributions to shareholders:
From net investment income	(0.41)	(0.29)	(0.25)	(0.33)
From net realized gain on investments	(1.79)	(0.63)	(0.19)	(0.42)
From return of capital	—	—	(0.07)	—
Total distributions to shareholders	(2.20)	(0.92)	(0.51)	(0.75)

Net asset value - End of period	$13.14	$20.65	$14.89	$16.27
Net assets - End of period (000’s omitted)	$194,053	$288,394	$214,871	$191,373
Total return[4]	(26.26% )	45.19%	(5.33% )	15.43%	[5]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	[6]
Net investment income	1.95%	1.66%	2.27% [3]	2.58%	[6]
Series portfolio turnover	43%	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.62%	0.61%	0.64%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.31 and the net investment income ratio would have been 2.14%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the total return would have been 15.36%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class Z1

	FOR THE YEAR ENDED			FOR THE
	12/31/22	12/31/21	12/31/20	PERIOD 3/1/19[2] TO 12/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.67	$15.99	$18.32	$17.61
Income (loss) from investment operations:
Net investment income[3]	0.25	0.23	0.25 [4]	0.23
Net realized and unrealized gain (loss) on investments	(5.66)	6.75	(1.36)	2.38
Total from investment operations	(5.41)	6.98	(1.11)	2.61
Less distributions to shareholders:
From net investment income	(0.30)	(0.51)	(0.54)	(0.71)
From net realized gain on investments	(1.79)	(1.79)	(0.54)	(1.19)
From return of capital	—	—	(0.14)	—
Total distributions to shareholders	(2.09)	(2.30)	(1.22)	(1.90)

Net asset value - End of period	$13.17	$20.67	$15.99	$18.32
Net assets - End of period (000’s omitted)	$2,016	$2,281	$549	$539
Total return[5]	(26.67% )	44.36%	(5.96% )	14.98%	[6]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%	0.70%	[7]
Net investment income	1.51%	1.15%	1.51% [4]	1.42%	[7]
Series portfolio turnover	43%	26%	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	0.01%	0.04%	0.02%	[7]

1Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

2Commencement of operations.

3Calculated based on average shares outstanding during the periods.

4Includes special dividends from two of the Series’ securities. Excluding this amount, the net investment income per share would have been $0.23 and the net investment income ratio would have been 1.39%.

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Includes litigation proceeds. Excluding this amount, the total return would have been 14.62%.

7Annualized.

14

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Real Estate Series Class I common stock, Real Estate Series Class S common stock and Real Estate Series Class Z common stock and 75 million have been designated as Real Estate Series Class W common stock.

Effective after the close of trading on November 4, 2022, the Fund’s Board of Directors (the “Board”) has approved a Reverse Stock Split for Classes I and Z of the Series. Shareholders who own Classes I and Z shares of the Series will receive a proportional number of Classes I and Z shares of the Series. The total dollar value of a shareholder’s investment in the Series will be unchanged and each shareholder will continue to own the same percentage (by value) of the Series following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split.

Reverse Stock Split Ratios are as follows:

REVERSE STOCK SPLIT RATIO
CLASS	(old to new)
Class I	1 : 0.351034
Class Z	1 : 0.352711

2.     Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value.

15

Real Estate Series

Notes to Financial Statements (continued)

2.     Significant Accounting Policies (continued)

Security Valuation (continued)

In these instances fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$22,295,985	$11,255,158	$11,040,827	$—
Consumer Discretionary	3,917,703	3,917,703	—	—
Real Estate*	234,464,273	234,464,273	—	—
Short-Term Investment	2,418,143	2,418,143	—	—
Total assets	$263,096,104	$252,055,277	$11,040,827	$—

*Please refer to the Investment Portfolio for the industry classifications of these portfolio holdings.

16

Real Estate Series

Notes to Financial Statements (continued)

3.     Significant Accounting Policies (continued)

Fair Value (continued)

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2021 or December 31, 2022.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

17

Real Estate Series

Notes to Financial Statements (continued)

2.     Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2019 through December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.     Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2022, the sub-transfer agency expenses incurred by Class S and Class I were $57,714 and $59,690, respectively.

18

Real Estate Series

Notes to Financial Statements (continued)

3.     Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.70% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,366,512 in management fees for Class W for the year ended December 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $7,032, $2,875, $48,609 and $417 for Class S, Class I Class W and Class Z, respectively, for the year ended December 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2023	2024	2025	Total
Class S	$12,058	$2,956	$7,032	$22,046
Class I	5	—	2,875	2,880
Class W	67,990	30,356	48,609	146,955
Class Z	190	96	417	703

For the year ended December 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

19

Real Estate Series

Notes to Financial Statements (continued)

4.     Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $134,758,887 and $151,095,528, respectively. There were no purchases or sales of U.S. Government securities.

5.     Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	346,357	$6,141,623	366,265	$6,424,926
Reinvested	314,796	4,363,076	82,953	1,621,736
Repurchased	(503,878)	(8,548,741)	(631,144)	(10,881,761)
Total	157,275	$1,955,958	(181,926)	$(2,835,099)

CLASS I	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	856,809	$15,125,704	838,462	$16,119,743
Reinvested	313,216	4,347,440	221,620	4,337,281
Repurchased	(1,016,524)	(16,727,072)	(500,782)	(9,257,738)
Total	153,501	$2,746,072	559,300	$11,199,286

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	559,696	$9,333,852	636,315	$11,124,927
Reinvested	1,988,426	27,499,927	607,420	11,862,919
Repurchased	(1,746,092)	(30,948,554)	(1,705,540)	(29,801,017)
Total	802,030	$5,885,225	(461,805)	$(6,813,171)

CLASS Z	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES[1]	AMOUNT	SHARES[1]	AMOUNT
Sold	121,176	$2,056,232	77,163	$1,551,103
Reinvested	22,553	312,579	6,365	124,519
Repurchased	(100,984)	(1,765,113)	(7,556)	(152,407)
Total	42,745	$603,698	75,972	$1,523,215

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on November 4, 2022. See Note 1 of the Notes to Financial Statements.

Approximately 73% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

20

Real Estate Series

Notes to Financial Statements (continued)

6.     Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2023 unless extended or renewed. During the year ended December 31, 2022, the Series did not borrow under the line of credit.

7.     Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2022.

8.     Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.     Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.   Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2022, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $2,138,185 and decrease Total Distributable Earnings (Loss) by $2,138,185. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/22	FOR THE YEAR ENDED 12/31/21
Ordinary income	$5,471,177	$4,712,706
Long-term capital gains	$32,475,377	$14,218,784

21

Notes to Financial Statements (continued)

10.   Federal Income Tax Information (continued)

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$265,931,672
Unrealized appreciation	25,153,725
Unrealized depreciation	(27,989,293)
Net unrealized depreciation	$(2,835,568)
Undistributed long-term capital gains	$508,423

11.   Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

22

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 23

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $323,339 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.74%.

The Series designates $5,029,079, or 91.92% of the dividends distributed as Section 199A dividends.

The Series designates $31,490,898 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2022.

 24

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 25

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

 26

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 27

Real Estate Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 28

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) -
Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Ashley Companies since 1997
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus
Past 5 Years:	(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018;
Cheyne Capital International (investment)(2000-2017);

 29

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Board Member, Vice Chairman and President since 2010 – Newburgh
Past 5 Years:	Armory Unity Center (military); Board Member and Executive Director since
2020 – National Purple Heart Honor Mission, Inc. (military); Board Member,
Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc.
(military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (University) since 2005; Hudson Valley
Past 5 Years:	Center for Innovation, Inc. (New Business and Economic Development)
since 2019; Town of Greenburgh, NY Planning Board (Municipal
Government) (2015-2019);

 30

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning
& Napier Advisors, LLC; Corporate Secretary, Director since 2019– Manning
& Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates;
Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group
(formerly Foreside Financial Group); Director of Fund Administration (2017-
2019) - Thornburg Investment Management, Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP
Holds one or more of the following titles for various affiliates: General
Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

 31

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 32

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 33

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/22-AR

 34

www.manning-napier.com

Manning & Napier Fund, Inc.

Credit Series

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We are acutely aware of how difficult this year has been for our investors, in what has been a historically challenging year in the capital markets. A bear market in equities and a sharp correction in fixed income have each simultaneously occurred this year, resulting in one of the worst runs for blended stock-bond portfolios in the past two hundred years.

The global economy is facing inflationary pressures more significant than have been experienced over the past four decades. War in Europe, rising tensions in East Asia, and surging energy prices are all bringing renewed geopolitical tumult. Economic, social, and environmental pressures are manifesting themselves in rapid, and at times, dramatic and unexpected swings in election results domestically and abroad.

What have we been doing in response to the challenges abound, and, most significantly, what steps are we taking to ensure we deliver what our fund shareholders expect in the future? I’ll combine those steps into two main ways.

First, and by way of change, we have taken a meaningful evolutionary step to position Manning & Napier even more strongly for the years ahead. After eleven years as a public company, we went private in 2022 in partnership with the Callodine Group, returning to the status under which we operated for our first four decades. We believe being private will provide continuity for our investment strategies while allowing us to invest for the future.

The second step speaks even further to the value of continuity. Our fund shareholders can expect us to continue to rely on the consistent investment philosophies, disciplines, and time-tested processes that have guided our seasoned investors over multiple economic and capital markets cycles over the past half-century.

The past twelve months have been challenging for investors. It has reinforced the importance of long-term perspective and the value of having a clear investment plan.

Throughout the next chapter of Manning & Napier, we look forward to partnering with our mutual fund investors to help you realize the investment outcomes you need.

We thank and appreciate your continued confidence in our firm.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Credit Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return. Under normal circumstances, at least 80% of the Series’ assets will be invested in credit-related instruments and other financial instruments, principally derivative instruments and exchange-traded funds, with economic characteristics similar to credit-related instruments.

Performance Commentary

Fixed income markets, as measured by the Bloomberg US Aggregate Bond Index, experienced double-digit losses for the year, experiencing the worst calendar year on record going back to the late 1970s. Losses were primarily attributable to the sharp rise in interest rates that occurred as the Federal Reserve raised the federal funds rate seven times throughout the year for a total increase of 4.25% in an effort to bring down high levels of inflation.

As a reminder, the Credit Series was created specifically to provide Manning & Napier’s separately managed multi-asset class clients with desired credit exposure (e.g., corporates, asset-backed, and commercial mortgage-backed securities).

The Series experienced negative absolute returns for the year and underperformed on a relative basis, returning -11.13% versus -9.10% for its benchmark, the Bloomberg US Intermediate Credit Index. Underperformance was primarily attributable to the Series’ longer duration relative to the benchmark, and, to a lesser degree, credit selection.

Data suggests that we are still in the early stages of a global slowdown and odds of a recession continue to increase. That stated, it is unclear how deep or how drawn out of a recession it may be. We believe flexibility and risk management will be key to navigating this uncertain environment and helping investors achieve their objectives.

Performance for the Credit Series Class W shares is provided above.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Credit Series

Performance Update as of December 31, 2022

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[1,2]
Credit Series - Class W3	(11.13%)	(1.24%)
Bloomberg U.S. Intermediate Government/Credit Bond Index[4]	(9.10%)	(1.76%)

The following graph compares the value of a $10,000 investment in the Credit Series - Class W from its inception (April 14, 2020) to present (December 31, 2022) to the Bloomberg U.S. Intermediate Credit Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Inception date for the Series was April 14, 2020. Inception performance for the index begins on the first day of the month following the Series’ inception.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2022, this annualized net expense ratio was 0.10% for Class W. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.36% for Class W for the year ended December 31, 2022.

4 The Bloomberg U.S. Intermediate Government/Credit Bond Index is a market value-weighted measure of over 3,000 investment-grade corporate and government securities with maturities greater than one year but less than ten years. The Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE). Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Credit Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/22	ENDING ACCOUNT VALUE 12/31/22	EXPENSES PAID DURING PERIOD* 7/1/22 - 12/31/22	ANNUALIZED EXPENSE RATIO
Class W
Actual	$1,000.00	$984.70	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

*Expenses are equal to each Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Credit Series

Portfolio Composition as of December 31, 2022

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

5

Credit Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 36.9%

Non-Convertible Corporate Bonds- 36.9%
Communication Services - 6.0%
Entertainment - 2.2%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029[2]	6,850,000	$5,947,454
Interactive Media & Services - 3.8%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	10,890,000	10,071,703
Total Communication Services		16,019,157
Consumer Discretionary - 5.3%
Hotels, Restaurants & Leisure - 1.0%
Expedia Group, Inc., 3.25%, 2/15/2030	2,940,000	2,502,569
Internet & Direct Marketing Retail - 4.3%
Alibaba Group Holding Ltd.,
(China), 2.125%, 2/9/2031	1,700,000	1,355,266
(China), 4.00%, 12/6/2037	6,090,000	5,126,417
Amazon.com, Inc., 3.30%, 4/13/2027	5,230,000	4,971,863
		11,453,546
Total Consumer Discretionary		13,956,115
Consumer Staples - 1.8%
Beverages - 1.8%
PepsiCo, Inc., 3.90%, 7/18/2032	5,010,000	4,753,222
Energy - 3.5%
Oil, Gas & Consumable Fuels - 3.5%
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	2,834,000	2,951,159
Energy Transfer LP, 6.50%, 2/1/2042	6,320,000	6,264,427
Total Energy		9,215,586
Financials - 6.4%
Banks - 5.1%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	4,530,000	3,637,510
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	4,360,000	3,789,347
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	6,500,000	6,097,581
		13,524,438
Capital Markets - 1.3%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,901,000	1,668,843
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	2,215,000	1,928,569
		3,597,412
Total Financials		17,121,850
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 5.6%
Airlines - 1.8%
Southwest Airlines Co., 5.125%, 6/15/2027	4,990,000	$4,940,982
Road & Rail - 0.9%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[3]	2,540,000	2,395,801
Trading Companies & Distributors - 2.9%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	3,000,000	2,521,657
Air Lease Corp., 3.625%, 4/1/2027	2,740,000	2,504,349
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	2,890,000	2,630,726
		7,656,732
Total Industrials		14,993,515
Information Technology - 1.8%
Semiconductors & Semiconductor Equipment - 1.8%
QUALCOMM, Inc.,
4.25%, 5/20/2032	3,495,000	3,377,730
5.40%, 5/20/2033	1,305,000	1,365,463
Total Information Technology		4,743,193
Materials - 0.9%
Metals & Mining - 0.9%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	2,870,000	2,455,959
Real Estate - 4.2%
Equity Real Estate Investment Trusts (REITS) - 4.2%
SBA Tower Trust, 6.599%, 1/15/2028[2]	3,940,000	3,952,502
Simon Property Group LP, 2.65%, 2/1/2032	9,100,000	7,342,316
Total Real Estate		11,294,818
Utilities - 1.4%
Independent Power and Renewable Electricity Producers - 1.4%
Vistra Operations Co. LLC,
4.875%, 5/13/2024[2]	2,855,000	2,794,694
3.55%, 7/15/2024[2]	885,000	849,683
Total Utilities		3,644,377
TOTAL CORPORATE BONDS
(Identified Cost $107,811,418)		98,197,792

ASSET-BACKED SECURITIES - 18.5%

Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036[2]	1,074,051	943,075
CarMax Auto Owner Trust, Series 2020- 4, Class A3, 0.50%, 8/15/2025	2,622,703	2,546,638

The accompanying notes are an integral part of the financial statements.

 6

Credit Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CF Hippolyta Issuer LLC,
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	666,292	$550,418
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,134,509	1,864,345
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	904,134	754,592
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	1,463,186	1,245,498
Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.98%, 8/25/2050[2]	710,404	605,659
Credit Acceptance Auto Loan Trust,
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	2,200,497	2,154,064
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	800,000	768,393
Series 2021-2A, Class C, 1.64%, 6/17/2030[2]	1,000,000	898,208
Series 2021-3A, Class B, 1.38%, 7/15/2030[2]	1,300,000	1,200,616
Series 2022-1A, Class A, 4.60%, 6/15/2032[2]	2,600,000	2,523,592
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	900,000	772,556
DT Auto Owner Trust, Series 2020-1A, Class C, 2.29%, 11/17/2025[2]	1,054,366	1,048,470
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/2045[2]	617,736	522,027
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	1,525,000	1,331,149
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	815,125	671,449
Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[2]	1,470,000	1,276,941
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. LIBOR US + 1.300%), 5.626%, 2/15/2039[2,4]	1,500,000	1,403,510
Libra Solutions LLC, Series 2022-2A, Class A, 6.85%, 10/15/2034[2]	1,213,198	1,206,755
Navient Private Education Refi Loan Trust,
Series 2017-2A, Class A, (1 mo. LIBOR US + 1.050%), 5.439%, 12/27/2066[2,4]	1,877,517	1,808,757
Series 2020-DA, Class A, 1.69%, 5/15/2069[2]	652,318	585,202
Series 2021-A, Class A, 0.84%, 5/15/2069[2]	438,794	379,037
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 5.089%, 2/25/2045[2,4]	802,194	781,155
Oxford Finance Funding LLC,
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	647,973	642,847
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,850,000	2,598,432
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC,
Series 2021-1, Class A, 2.60%, 1/15/2034 (Acquired 11/16/2021, cost $1,479,393)[5]	1,479,393	$1,391,635
Series 2022-1, Class A1, 6.50%, 10/15/2034 (Acquired 10/14/2022, cost $886,588)[5]	887,298	885,718
PHEAA Student Loan Trust, Series 2016-1A, Class A, (1 mo. LIBOR US + 1.150%), 5.539%, 9/25/2065[2,4]	548,322	536,561
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,721,780	1,426,544
SLM Student Loan Trust,
Series 2011-2, Class A2, (1 mo. LIBOR US + 1.200%), 5.589%, 10/25/2034[4]	639,524	634,927
Series 2013-6, Class A3, (1 mo. LIBOR US + 0.650%), 5.039%, 6/26/2028[4]	1,412,450	1,352,768
SMB Private Education Loan Trust,
Series 2015-B, Class A3, (1 mo. LIBOR US + 1.750%), 6.068%, 5/17/2032[2,4]	761,601	758,599
Series 2016-B, Class A2A, 2.43%, 2/17/2032[2]	793,514	746,690
Series 2017-B, Class A2A, 2.82%, 10/15/2035[2]	208,090	198,902
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 5.068%, 10/15/2035[2,4]	942,438	929,189
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	527,878	507,958
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	136,459	131,895
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,050,000	900,425
Store Master Funding I-VII, Series 2018- 1A, Class A1, 3.96%, 10/20/2048[2]	1,405,516	1,345,764
Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.68%, 2/20/2046[2]	1,621,333	1,355,791
Tricon American Homes,
Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,122,107	1,087,601
Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	1,397,147	1,211,939
Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/2046[2]	1,255,594	1,048,511
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,750,000	1,540,634
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $53,277,927)		49,075,436

The accompanying notes are an integral part of the financial statements.

 7

Credit Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.8%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,6]	866,357	$756,878
Credit Suisse Mortgage Capital Trust,
Series 2013-7, Class A6, 3.50%, 8/25/2043[2,6]	259,251	233,466
Series 2018-J1, Class A2, 3.50%, 2/25/2048[2,6]	4,317,190	3,820,510
Fannie Mae REMICS,
Series 2020-48, Class DC, 2.50%, 7/25/2050	4,581,908	3,929,228
Series 2021-69, Class WJ, 1.50%, 10/25/2050	672,157	563,549
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50%, 9/25/2051[2,6]	872,577	690,262
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K072, Class A2, 3.444%, 12/25/2027	1,000,000	957,284
Series K106, Class X1 (IO), 1.354%, 1/25/2030[6]	15,931,726	1,184,170
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	4,586,373	3,963,416
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.800%), 5.118%, 2/15/2038[2,4]	1,900,000	1,766,918
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,6]	276,891	228,114
Series 2021-INV1, Class A6, 2.50%, 12/25/2051[2,6]	886,984	763,543
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,6]	591,551	509,275
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,6]	685,907	590,504
Series 2022-PJ3, Class A6, 3.00%, 8/25/2052[2,6]	1,896,801	1,577,754
Imperial Fund Mortgage Trust,
Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,6]	824,157	664,298
Series 2022-NQM2, Class A1, 3.638%, 3/25/2067[2,7]	1,404,758	1,268,201
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-ICON, Class A, 3.884%, 1/5/2034[2]	2,000,000	1,927,990
J.P. Morgan Mortgage Trust, Series 2022-INV3, Class A3B, 3.00%, 9/25/2052[2,6]	1,850,477	1,546,639
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/2047	965,361	927,579
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A4, 2.782%, 8/15/2049	500,000	452,564
Series 2020-CNP, Class A, 2.428%, 4/5/2042[2,6]	1,000,000	787,379
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1 mo. LIBOR US + 0.750%), 5.139%, 5/25/2055[2,4]	2,000,000	$1,968,163
Oceanview Mortgage Loan Trust, Series 2020-1, Class A1A, 1.733%, 5/28/2050[2,6]	679,679	599,852
Provident Funding Mortgage Trust,
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,6]	725,603	612,557
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,6]	1,420,065	1,135,631
RCKT Mortgage Trust,
Series 2021-6, Class A1, 2.50%, 12/25/2051[2,6]	873,430	698,781
Series 2021-6, Class A5, 2.50%, 12/25/2051[2,6]	1,004,099	864,420
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 3/25/2067[2]	949,317	896,399
Sequoia Mortgage Trust,
Series 2013-5, Class A1, 2.50%, 5/25/2043[2,6]	514,356	444,096
Series 2013-9, Class A1, 3.50%, 7/25/2043[2,6]	3,980,501	3,604,567
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4, 3.718%, 12/15/2048	1,000,000	949,954
WinWater Mortgage Loan Trust, Series 2015-3, Class A1, 3.50%, 3/20/2045[2,6]	1,326,518	1,200,965
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $46,603,921)		42,084,906

MUNICIPAL BONDS - 1.3%

Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037	2,240,000	1,637,506
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028	1,355,000	1,141,180
Tampa-Hillsborough County Expressway Authority, Series B, Revenue Bond, BAM, 1.892%, 7/1/2029	1,000,000	808,838
TOTAL MUNICIPAL BONDS
(Identified Cost $4,679,702)		3,587,524

U.S. TREASURY SECURITIES - 6.6%

U.S. Treasury Notes - 6.6%
U.S. Treasury Note
1.75%, 5/15/2023	3,005,000	2,972,837
2.50%, 5/15/2024	3,945,000	3,828,499
2.25%, 11/15/2027	11,525,000	10,634,514
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $17,649,042)		17,435,850

The accompanying notes are an integral part of the financial statements.

 8

Credit Series

Investment Portfolio - December 31, 2022

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 19.0%

Mortgage-Backed Securities - 19.0%
Fannie Mae
Pool #MA4687, UMBS, 4.00%, 6/1/2042	4,801,552	$4,563,840
Pool #BK0433, UMBS, 3.50%, 12/1/2049	5,649,129	5,195,927
Pool #FM6890, UMBS, 3.00%, 6/1/2050	2,132,375	1,898,228
Pool #CA6316, UMBS, 3.00%, 7/1/2050	4,999,490	4,411,301
Pool #FS1807, UMBS, 3.50%, 7/1/2051	4,569,668	4,203,066
Pool #FS1838, UMBS, 3.00%, 12/1/2051	4,704,387	4,181,688
Pool #MA4514, UMBS, 3.50%, 1/1/2052	1,699,269	1,547,656
Pool #BV5383, UMBS, 3.00%, 4/1/2052	2,883,207	2,551,502
Pool #MA4626, UMBS, 4.00%, 6/1/2052	6,762,996	6,344,177
Pool #MA4807, UMBS, 5.50%, 11/1/2052	2,599,727	2,607,623
Freddie Mac
Pool #RB5169, UMBS, 3.50%, 6/1/2042	4,838,386	4,471,611
Pool #RB5178, UMBS, 4.50%, 8/1/2042	1,866,466	1,820,029
Pool #QE0356, UMBS, 3.50%, 4/1/2052	1,910,125	1,746,120
Pool #SD8230, UMBS, 4.50%, 6/1/2052	5,114,399	4,928,093
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $53,856,877)		50,470,861

SHORT-TERM INVESTMENT - 1.7%

Dreyfus Government Cash Management, Institutional Shares, 4.19%[8]
(Identified Cost $4,459,840)	4,459,840	4,459,840
TOTAL INVESTMENTS - 99.8%
(Identified Cost $288,338,727)		265,312,209
OTHER ASSETS, LESS LIABILITIES - 0.2%		509,844
NET ASSETS - 100%		$265,822,053

The accompanying notes are an integral part of the financial statements.

 9

Credit Series

Investment Portfolio - December 31, 2022

G.O. Bond - General Obligation Bond

IO - Interest only

LIBOR - London Interbank Offered Rate

No. - Number

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

Scheduled principal and interest payments are guaranteed by:

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2022 was $102,052,202, which represented 38.4% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2022.

4Floating rate security. Rate shown is the rate in effect as of December 31, 2022.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2022 was $2,277,353, or 0.9% of the Series’ Net Assets.

6Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2022.

7Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2022.

8Rate shown is the current yield as of December 31, 2022.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

 10

Credit Series

Statement of Assets and Liabilities

December 31, 2022

ASSETS:

Investments, at value (identified cost $288,338,727) (Note 2)	$265,312,209
Cash	2,050
Receivable from Advisor (Note 3)	18,069
Interest receivable	1,480,252
Receivable for fund shares sold	684,919
Dividends receivable	14,066
Foreign tax reclaims receivable	3,100
Prepaid expenses	4,726
TOTAL ASSETS	267,519,391

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	22,091
Accrued Chief Compliance Officer service fees (Note 3)	2,063
Payable for fund shares repurchased	1,641,870
Other payables and accrued expenses	31,314
TOTAL LIABILITIES	1,697,338
TOTAL NET ASSETS	$265,822,053

NET ASSETS CONSIST OF:

Capital stock	$304,028
Additional paid-in-capital	297,399,310
Total distributable earnings (loss)	(31,881,285)
TOTAL NET ASSETS	$265,822,053

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($265,822,053/30,402,835 shares)	$8.74

The accompanying notes are an integral part of the financial statements.

 11

Credit Series

Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $11,585)	$8,155,808
Dividends	129,477
Total Investment Income	8,285,285
EXPENSES:

Management fees (Note 3)	619,031
Fund accounting and administration fees (Note 3)	76,647
Directors’ fees (Note 3)	30,172
Chief Compliance Officer service fees (Note 3)	8,983
Professional fees	76,358
Custodian fees	9,626
Miscellaneous	63,897

Total Expenses	884,714
Less reduction of expenses (Note 3)	(637,101)
Net Expenses	247,613
NET INVESTMENT INCOME	8,037,672
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(8,739,542)
Net change in unrealized appreciation (depreciation) on investments	(24,359,994)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(33,099,536)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,061,864)

The accompanying notes are an integral part of the financial statements.

 12

Credit Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,037,672	$4,440,597
Net realized gain (loss) on investments	(8,739,542)	3,919,220
Net change in unrealized appreciation (depreciation) on investments	(24,359,994)	(8,155,311)

Net increase (decrease) from operations	(25,061,864)	204,506

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class W	(8,284,425)	(8,777,239)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	92,691,219	22,923,299

Net increase (decrease) in net assets	59,344,930	14,350,566

NET ASSETS:

Beginning of year	206,477,123	192,126,557

End of year	$265,822,053	$206,477,123

The accompanying notes are an integral part of the financial statements.

13

Credit Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE PERIOD
	12/31/22	12/31/21	4/14/20[1] TO 12/31/20

Per share data (for a share outstanding throughout each period):	$10.15	$10.60	$10.00
Net asset value - Beginning of period
Income (loss) from investment operations:
Net investment income[2]	0.30	0.23	0.19
Net realized and unrealized gain (loss) on investments	(1.42)	(0.22)	0.68
Total from investment operations	(1.12)	0.01	0.87
Less distributions to shareholders:
From net investment income	(0.28)	(0.24)	(0.18)
From net realized gain on investments	(0.01)	(0.22)	(0.09)
Total distributions to shareholders	(0.29)	(0.46)	(0.27)

Net asset value - End of period	$8.74	$10.15	$10.60
Net assets - End of period (000’s omitted)	$265,822	$206,477	$192,127
Total return[3]	(11.13% )	0.02%	8.77%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	[4]
Net investment income	3.25%	2.23%	2.52%	[4]
Series portfolio turnover	44%	69%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.26%	0.27%	0.33%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Credit Series

Notes to Financial Statements

1.     Organization

Credit Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares are only offered to discretionary investment accounts and other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2022, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Credit Series Class W common stock.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

 15

Credit Series

Notes to Financial Statements (continued)

2.     Significant Accounting Policies (continued)

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2022 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$67,906,711	$—	$67,906,711	$—
States and political subdivisions (municipals)	3,587,524	—	3,587,524	—
Corporate debt:
Communication Services	16,019,157	—	16,019,157	—
Consumer Discretionary	13,956,115	—	13,956,115	—
Consumer Staples	4,753,222	—	4,753,222	—
Energy	9,215,586	—	9,215,586	—
Financials	17,121,850	—	17,121,850	—
Industrials	14,993,515	—	14,993,515	—
Information Technology	4,743,193	—	4,743,193	—
Materials	2,455,959	—	2,455,959	—
Real Estate	11,294,818	—	11,294,818	—
Utilities	3,644,377	—	3,644,377	—

 16

Credit Series

Notes to Financial Statements (continued)

2.     Significant Accounting Policies (continued)

Fair Value (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Asset-backed securities	$49,075,436	$—	$49,075,436	$—
Commercial mortgage-backed securities	42,084,906	—	42,084,906	—
Short-Term Investment	4,459,840	4,459,840	—	—
Total assets	$265,312,209	$4,459,840	$260,852,369	$—

 There were no Level 3 securities held by the Series as of December 31, 2021 or December 31, 2022.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time.

 17

Credit Series

Notes to Financial Statements (continued)

2.     Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2022.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools.

 18

Credit Series

Notes to Financial Statements (continued)

2.     Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2022.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2022, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2020 through for the year ended December 31, 2022. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Through the end of 2022, distributions to shareholders of net investment income were made quarterly; effective January 2023, such distributions will be made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 19

Credit Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. There are no distribution and service fees on the Class W shares.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $619,031 in management fees for Class W for the year ended December 31, 2022. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $18,070 for Class W shares, respectively, for the year ended December 31, 2022. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2022, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2023	2024	2025	TOTAL
Class W	$93,809	$34,013	$18,070	$145,892

 20

Credit Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

For the year ended December 31, 2022, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2022, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $116,761,324 and $96,378,565, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $84,891,842 and $7,533,143, respectively.

5.	Capital Stock Transactions

Transactions in Class W shares of Credit Series were:

CLASS W	FOR THE YEAR ENDED 12/31/22		FOR THE YEAR ENDED 12/31/21
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	12,952,907	$119,342,887	3,674,022	$38,389,686
Reinvested	898,894	8,030,683	828,766	8,498,088
Repurchased	(3,792,770)	(34,682,351)	(2,291,219)	(23,964,475)
Total	10,059,031	$92,691,219	2,211,569	$22,923,299

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.     Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2022.

7.     Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.     Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including organization costs. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net assets. Any such reclassifications are not reflected in the financial highlights.

 21

Credit Series

Notes to Financial Statements (continued)

8.     Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/22	ENDED 12/31/21
Ordinary income	$8,239,137	$6,724,292
Long-term capital gains	$45,288	$2,052,947

At December 31, 2022, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$288,483,314
Unrealized appreciation	251,725
Unrealized depreciation	(23,422,830)
Net unrealized depreciation	$(23,171,105)
Undistributed ordinary income	$38,565
Capital loss carryforwards	$(8,747,540)
Other temporary differences
(organization costs)	$(1,208)

As of December 31, 2022, the Series had net short-term capital loss carryforwards of $3,591,536 and net long-term capital loss carryforwards of $5,156,004, which may be carried forward indefinitely.

9.     Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, the effectiveness and acceptance of vaccines to prevent COVID-19, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 22

Credit Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Credit Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Credit Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2022 and for the period April 14, 2020 (commencement of operations) through December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the two years in the period ended December 31, 2022 and for the period April 14, 2020 (commencement of operations) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2023

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 23

Credit Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on May 3, 2022 (the “May 3rd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), a new investment advisory agreement between the Advisor and the Fund and a new investment sub-advisory agreement between Advisor and Rainier Investment Management, LLC (“Rainier”) (together, the “New Advisory Agreements”), were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Advisory Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor and Rainier.

On March 31, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) entered into an agreement under which an affiliate of Callodine would acquire MN Inc. (the “Transaction”). The Transaction, which was subject to customary closing conditions, closed on October 21, 2022. Following the closing, both the Advisor and Rainier are now indirectly owned and controlled by Callodine MN Holdings, Inc., which, in turn, is controlled by Callodine Group, LLC and its founder James Morrow. East Asset Management, LLC, and its owners Terrence and Kim Pegula, also indirectly hold a substantial interest in Callodine MN Holdings, Inc.

The Transaction was deemed to result in a change of control of the Advisor and Rainier under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Rainier provided advisory services to each Series of the Fund (the “Existing Advisory Agreements”). The Board was asked to consider the approval of the New Advisory Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Board Considerations in Approving the New Advisory Agreements

The Board met on April 8, April 13, April 27 and May 3 in person and by video conference to consider and discuss the New Advisory Agreements. At each of those meetings, the Independent Directors also met separately with their independent counsel outside the presence of Fund Management. In preparation for those Board meetings, the Independent Directors requested that the Advisor, Rainier and Callodine furnish information necessary for the Directors to evaluate the terms of the New Advisory Agreements. The Advisor and Rainier were the only investment advisers the Directors considered at such meetings. The Independent Directors also submitted a number of follow-up requests to the Advisor for additional information based on the Board’s review of information provided in response to its initial requests. The Board also considered information that the Board previously reviewed in connection with its approval of the Existing Advisory Agreements for initial terms of two years, which occurred at a meeting held on April 22, 2020, as well as information presented in 2021 that covered similar matters but for which no approval was sought at that time. The Board further considered that the Existing Advisory Agreements were subject to shareholder consideration and were approved by shareholders at a special meeting held on June 30, 2020 and August 18, 2020. At the Meeting on May 3rd, the Board additionally reviewed information provided in connection with the proposed renewal of the Existing Advisory Agreements. The Directors used this information, as well as other information submitted to the Board in connection with the recent Board meetings noted above, and other meetings held since the most recent approval of the Existing Advisory Agreements, to help them decide whether to approve the New Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Advisor and Rainier regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Rainier under the New Advisory Agreements; (iii) the proposed advisory fee to be paid to the Advisor and Rainier under the New Advisory Agreements; (iv) the Advisor and Rainier’s compliance programs; and (v) the Advisor and Rainier’s investment management personnel. In addition, the Board considered information provided to them with respect to Callodine, its business and affiliates, as well as its objectives and plans related to the Advisor. The Independent Directors considered their discussion about business strategy with a representative from Callodine who attended the April 13th meeting.

At the May 3rd Board meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Rainier, Callodine and other service providers of the Series, approved the New Advisory Agreements. Specifically, the Directors considered information presented by the Advisor and Rainier at a meeting of the Board held on May 3, 2022, specifically regarding among other areas: (i) the services provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the profitability of the overall relationship to the Advisor and Rainier.

 24

Credit Series

Renewal of Investment Advisory Agreement

(unaudited)

The Independent Directors also received advice at the May 3rd Board meeting and other recent Board meetings from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Rainier; (ii) the investment performance of the Series, the Advisor and Rainier; and (iii) the fees to be paid to the Advisor and Rainier under the New Advisory Agreements, as discussed in further detail below. In addition, the Board, in considering the New Advisory Agreements in the context of the Transaction, relied upon representations from the Advisor and Rainier that: (i) the Transaction would not result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Rainier that are discussed below; (ii) the Advisor and Rainier did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers and investment process for the Series would not change as a result of the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

In considering the nature, extent and quality of the services to be provided by the Advisor and Rainier, the Board reviewed the portfolio management services to be provided by the Advisor and Rainier to the Series, including the quality of the continuing portfolio management personnel and investment process, as well as the Advisor and Rainier’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Advisory Agreements, and noted that the New Advisory Agreements do not materially differ from the Existing Advisory Agreements. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier also were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Rainier under the New Advisory Agreements support approval of the New Advisory Agreements.

Investment Performance of the Advisor and Rainier

In connection with its most recent approvals of the Existing Advisory Agreements and other meetings held during the course of the period since then, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at meetings held prior to the May 3rd Board meeting. In doing so, the Directors generally determined that the Advisor and Rainier’s performance was satisfactory. Where the Advisor or Rainier’s performance was materially below a Series’ benchmarks and or peer group, the Directors requested an explanation for the underperformance and/or the steps taken by the Advisor and Rainier in an effort to improve performance. In all instances, the Directors were satisfied with the explanation provided. The Directors plan to remain focused in future meetings to address aberrational underperformance. The Directors will continue to monitor the fees and expenses of the Series compared to peer groups. Based on this information and the Advisor and Rainier’s representations that the portfolio managers for the Series would not change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Rainier had been able to achieve for each Series support approval of the New Advisory Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and Rainier under the New Advisory Agreements are the same as the investment advisory fee payable to the Advisor and Rainier under the Existing Advisory Agreements. With respect to profitability and economies of scale, at the May 3rd Board meeting, the Board considered the Advisor and Rainier’s profitability and economies of scale from management of the Series. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Directors noted that certain Series were not yet at sufficient scale to be profitable. The Directors noted the potential for the Transaction to add resources that could improve economies of scale for various Series; however, they also noted that such potential may not be realized. The Directors concluded that the profit margins of the Advisor and Rainier with respect to the management of the

 25

Credit Series

Renewal of Investment Advisory Agreement

(unaudited)

Series were not unreasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

Conclusion

The conclusions described above, in part, formed the basis for the Board’s approval of the New Advisory Agreements at the May 3rd Board meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Advisory Agreements, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by the Advisor and Rainier to the Series and that the appointment of the Advisor and Rainier and the approval of the New Advisory Agreements would be in the best interests of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series and Rainier as investment sub-adviser to the Rainier Series, and (b) the New Advisory Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Advisory Agreements were approved by shareholders at Shareholder Meetings held on August 19, 2022, September 16, 2022 and October 18, 2022 and became effective upon the closing of the Transaction with Callodine on October 21, 2022.

 26

Credit Series

Liquidity Risk Management Program Disclosure

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management by open-end investment companies and reduce Liquidity Risk, which is the risk that open-end investment companies are unable to meet redemption obligations without a significant dilution of remaining shareholder interests.

The Manning & Napier Fund, Inc. and each of its series (each a “Fund” or collectively, the “Funds”) adopted a Liquidity Risk Management Program (the “Program”) and obtained approval from the Board of Directors (the “Board”), including a majority of Directors who are not interested persons of the Fund, to appoint a Liquidity Risk Management Committee (the “Committee”) to assess and manage the Fund’s Liquidity Risk.

Under the Program, assessment and management of Liquidity Risk takes into consideration certain factors, such as each fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for the classification of each Fund’s portfolio holdings into four liquidity categories, establishes a 15% limit on holdings of illiquid investments, and sets forth procedures for the override of vendor-derived classifications.

The Committee prepares an annual assessment (“assessment”) of the Program to review the operation of the Program, including the adequacy of controls designed to manage the Funds’ Liquidity Risk. Through this assessment, the Committee re-considers prior conclusions around each factor that the Fund must consider to assess, manage, and review its Liquidity Risk and evaluates the effectiveness of processes to classify Fund assets into liquidity categories, including Committee override determinations. As part of this evaluation the Committee re-affirms that each Fund operates as a Primarily Highly Liquid Fund, with greater than 50% of net assets consistently invested in Highly Liquid Investments, thereby negating a need to establish a Highly Liquid Investment Minimum for any Fund. Lastly, the assessment considers the effectiveness of the safeguards that the Committee adopted to prevent a violation of the Liquidity Rule’s limit on a Fund’s holding of Illiquid Investments.

The most recent assessment covered January 1, 2021, through December 31, 2021, and was presented to the Board in February 2022. This assessment confirmed that the Program continues to operate effectively in all material respects to address the requirements of the Liquidity Rule and manage the Funds’ Liquidity Risk.

 27

Credit Series

Directors’ and Officers’ Information

(unaudited)

2The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer1

Name:	Paul Battaglia
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1978
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[2] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-
2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1940
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) -
Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Ashley Companies since 1997
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1945
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - VenBio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

 28

Credit Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1965
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family
Office); Head of Corporate Development (2019-2020) – Caelum Biosciences
(pharmaceutical development); Head of Private Investments (2015-2018) –
AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1957
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since April 2020; Governance & Nominating Committee
Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management
(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1950
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal
Past 5 Years:	Government) (2015-2019);

 29

Credit Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration
Manager (2018-2021); Fund Administration Manager (2015-2018) - Manning
& Napier Advisors, LLC; Corporate Secretary, Director since 2019– Manning
& Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1980
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[2] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications
Supervisor (2014-2018) - Manning & Napier Advisors, LLC& Affiliates;
Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant
Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.;

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1987
Current Position(s) Held with Fund:	Vice President
Term of Office[2] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021;
Managing Director of Operations (2019-2021); Director of Funds Group
(2017-2019) - Manning & Napier Advisors, LLC; President, Director since
2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust
Company since 2021;

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1971
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[2] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Principal Consultant, Fund Officers, since 2020 – ACA Group
(formerly Foreside Financial Group); Director of Fund Administration (2017-
2019) - Thornburg Investment Management, Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Born:	1982
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[2] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP
Holds one or more of the following titles for various affiliates: General
Counsel

1Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

2The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

 30

Credit Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCRE-12/22-AR

 31

(b)	Not applicable.

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d) Not applicable to the registrant due to the response given in 2(c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4: Principal Accountant Fees and Services

●	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series and Unconstrained Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2022 and 2021 were:

	2022	2021

Audit Fees (a)	$329,100	$329,300

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$108,500	$106,786

All Other Fees (d)	$0	$0

	$437,600	$436,086

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2022 and 2021.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund.

For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2022	2021

Audit Related Fees	$0	$0

Tax Fees	$0	$0

	$0	$0

There were no Audit Related fees for the year ended December 31, 2021 or December 31, 2022.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2022 and 2021.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2022 and 2021 were $108,500 and $106,786, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5: Audit Committee of Listed registrants

Not applicable.

Item 6: Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13: Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

 /s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: 02/24/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: 02/24/2023

/s/ Troy M. Statczar

Troy M. Statczar

Treasurer and Principal Financial Officer

Manning & Napier Fund, Inc.

Date: 02/24/2023